UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

High Income Fund

April 30, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2013.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable,

floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its composite benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency- denominated) and the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index for the six- and 12-month periods ended April 30, 2013. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

All share classes of the Fund delivered positive returns and outperformed the composite benchmark for both periods, before sales charges. The Fund’s nominal and synthetic high-yield exposure and positive security selection were primary positive drivers of performance. Strong security selection across many corporate industries, particularly the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

financial, consumer non-cyclical, technology and media sectors, added to returns. Non-benchmark sectors, including commercial mortgage-backed securities (“CMBS”) and non-agency mortgages—were also additive for both periods, while an allocation to investment-grade corporates was positive for the 12-month period only. Corporate positions in both Brazil and Russia were beneficial to returns for the six-month period. Within the Fund’s U.S. dollar-denominated emerging market holdings, exposure to the Ivory Coast, which outperformed, contributed to performance while an underweight to Venezuela detracted.

As fixed-income credit markets moved in a positive direction during both periods, the Fund’s use of leverage added to returns; the Fund utilized leverage through reverse repurchase agreements at favorable rates and was able to reinvest the proceeds into higher yielding securities. Within the Fund’s derivative positions, credit default swaps were utilized as both a hedge against cash positions and to add credit exposure. Currency options were utilized to hedge against market conditions of various countries, as well as equity derivatives as a hedge against the high-yield market, which had an immaterial impact on performance. The Fund utilized currency forwards for both hedging and investment purposes; overall currency positioning detracted for both periods. The Fund also utilized interest rate swaps to manage overall yield curve positioning and to offset credit exposure, which supported the Fund’s positive returns.

Market Review and Investment Strategy

Global equity and bond markets advanced during the six-month period ended April 30, 2013, largely driven by improved investor sentiment and the gradual return to riskier assets. U.S. fixed-income markets posted positive returns for the six-month period with credit sectors outperforming government bonds. Spreads in non-government sectors continued to tighten with investment-grade corporates, particularly financials, performing well. High-yield corporates posted strong returns as risk aversion ebbed and investors reached for yield.

During the six-month period, the high-yield sector delivered 7.26% as measured by the Barclays U.S. Corporate HY 2% Issuer Capped Index, with lower-rated bonds generally outperforming their higher-rated counterparts and financials generally outperforming industrials and utilities. Meanwhile, emerging market U.S. dollar-denominated debt posted 2.97% as measured by JP Morgan EMBI Global. Here, Belize, Venezuela and the Ivory Coast were among the top performers; on the other end of the spectrum, Argentina declined. Local emerging market debt (unhedged in U.S. dollars) returned 9.26%, as measured by the JP Morgan GBI-EM Index; Mexico was the top performer, while Brazil underperformed.

The Fund continued to be overweight corporate high-yield debt and underweight both U.S. dollar-denominated and local emerging market debt during the six-month period. The Global Fixed Income Investment Team and Global Credit Investment Team (collectively, the

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

“Teams”) believed corporate high-yield bonds continued to present the best risk/return opportunity in the global high-yield space, given both solid fundamentals and strong technicals. Within this sector, the Teams continued to favor high-yield securities that appeared undervalued and favored higher-quality issuers relative to CCC-rated bonds. The Teams also continued to generally favor U.S. corporates over European corporates and remained cautious on peripheral Europe. Within emerging market hard currency debt, the Fund was underweight the sector as a whole, but employed a well-diversified mix of sovereign, quasi-sovereign and corporate issues to add value. Although emerging market fundamentals in investment-grade countries were generally favorable, their lower relative yields did not make them attractive in the Teams’ view. Conversely, opportunities were limited in higher-yielding non-investment grade countries amid fundamental and political concerns. Overall exposure to emerging market currencies within the Fund remained very low.

In the Teams’ view, U.S. monetary policy could create additional market uncertainty in the coming year, as the

U.S. Federal Reserve (the “Fed”) reverses certain of the measures taken as a result of the 2008 global financial crisis. The Federal Funds rate has been reduced to near zero percent and the Fed has, among other actions taken, purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to fixed-income securities, including the higher-yielding fixed-income securities held in this Fund. When the Fed removes certain of these measures, there may be downward pressure on prices of fixed-income securities, including those held in the Fund. Additionally, higher short-term interest rates may impact the attractiveness of certain techniques used to leverage the Fund and could result in increased costs of leverage. The timing and the reversal of QE and the potential increase of the Federal Funds rate may impact the net asset value (“NAV”) of this Fund. The Fund is most sensitive to credit risk and is managed to attempt to reduce the impact of higher interest rates on NAV. These and other risks to the Fund are discussed further in this report.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the Barclays U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. The Barclays U.S. Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least 1 year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher incomefrom new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a durationof three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may beunable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflectedin its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded afterpurchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junkbonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptionsof the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developedand less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile becauseleverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may producedisproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviserwill apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniqueswill produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than theiroriginal cost. Performance shown on the following pages represents past performanceand does not guarantee future results. Current performance may belower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund
Class A	8.28%	16.25%

Class B*	7.95%	15.40%

Class C	7.93%	15.37%

Advisor Class**	8.44%	16.46%

Class R**	8.08%	15.82%

Class K**	8.29%	16.11%

Class I**	8.58%	16.63%

Composite Benchmark: 33% JPM EMBI Global/ 33% JPM GBI-EM/33% Barclays U.S. Corporate HY 2% Issuer Capped Index	6.49%	12.94%

JPM EMBI Global	2.97%	11.60%

JPM GBI-EM	9.26%	12.91%

Barclays U.S. Corporate HY 2% Issuer Capped Index	7.26%	13.95%

* Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			4.77%
1 Year	16.25%	11.32%
5 Years	12.02%	11.05%
10 Years	11.78%	11.31%

Class B Shares			4.24%
1 Year	15.40%	12.40%
5 Years	11.17%	11.17%
10 Years(a)	11.25%	11.25%

Class C Shares			4.22%
1 Year	15.37%	14.37%
5 Years	11.11%	11.11%
10 Years	10.91%	10.91%

Advisor Class Shares‡			5.27%
1 Year	16.46%	16.46%
5 Years	12.37%	12.37%
Since Inception†	11.83%	11.83%

Class R Shares‡			4.60%
1 Year	15.82%	15.82%
5 Years	11.76%	11.76%
Since Inception†	11.22%	11.22%

Class K Shares‡			4.94%
1 Year	16.11%	16.11%
5 Years	12.07%	12.07%
Since Inception†	11.54%	11.54%

Class I Shares‡			5.32%
1 Year	16.63%	16.63%
5 Years	12.39%	12.39%
Since Inception†	11.88%	11.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.91%, 1.64%, 1.61%, 0.60%, 1.26%, 0.93% and 0.56% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for thecurrent reporting period; the expense ratios shown above may differ from theexpense ratios in the Financial Highlights sections since they are based on differenttime periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

†	Inception date: 1/28/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	9.90%
5 Years	11.19%
10 Years	11.83%

Class B Shares
1 Year	10.96%
5 Years	11.30%
10 Years(a)	11.78%

Class C Shares
1 Year	12.92%
5 Years	11.27%
10 Years	11.43%

Advisor Class Shares‡
1 Year	15.11%
5 Years	12.53%
Since Inception†	11.58%

Class R Shares‡
1 Year	14.35%
5 Years	11.89%
Since Inception†	10.98%

Class K Shares‡
1 Year	14.76%
5 Years	12.21%
Since Inception†	11.29%

Class I Shares‡
1 Year	15.16%
5 Years	12.53%
Since Inception†	11.61%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

†	Inception date: 1/28/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,082.80	$4.49	0.87%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%
Class B
Actual	$1,000	$1,079.50	$8.15	1.58%
Hypothetical**	$1,000	$1,016.96	$7.90	1.58%
Class C
Actual	$1,000	$1,079.30	$8.09	1.57%
Hypothetical**	$1,000	$1,017.01	$7.85	1.57%
Advisor Class
Actual	$1,000	$1,084.40	$2.95	0.57%
Hypothetical**	$1,000	$1,021.97	$2.86	0.57%
Class R
Actual	$1,000	$1,080.80	$6.45	1.25%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%
Class K
Actual	$1,000	$1,082.90	$4.49	0.87%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%
Class I
Actual	$1,000	$1,085.80	$2.64	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%
*	Expenses are equal to the classes’ annualized expense ratios of, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,109.5

*	All data are as of April 30, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.3% or less in the following security types: Asset-Backed Securities, Common Stocks, Governments – Sovereign Bonds, Inflation-Linked Securities, Local Governments – Regional Bonds, Options Purchased – Puts, Supranationals and Warrants.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

*	All data are as of April 30, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Cayman Islands, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, El Salvador, Gabon, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Ivory Coast, Jamaica, Japan, Kazakhstan, Mexico, Nigeria, Norway, Peru, Philippines, Portugal, Serbia, Singapore, South Africa, Spain, Supranational, Sweden, Trinidad & Tobago, Ukraine, United Arab Emirates, Uruguay, Venezuela and Virgin Islands (BVI).

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 51.2%
Industrial – 43.6%
Basic – 4.0%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/17(a)	U.S.$	2,064	$2,249,760
AK Steel Corp. 7.625%, 5/15/20(b)		3,535	3,066,613
8.75%, 12/01/18(a)		3,402	3,776,220
Aleris International, Inc. 7.625%, 2/15/18		5,443	5,878,440
7.875%, 11/01/20		6,095	6,597,837
Appleton Papers, Inc. 10.50%, 6/15/15(a)		2,150	2,273,625
ArcelorMittal 6.75%, 2/25/22(b)		7,500	8,226,532
9.50%, 2/15/15(b)		730	824,288
ArcelorMittal USA LLC 6.50%, 4/15/14		1,565	1,627,838
Arch Coal, Inc. 7.00%, 6/15/19(b)		3,500	3,246,250
7.25%, 6/15/21(b)		4,402	4,027,830
8.75%, 8/01/16		1,675	1,742,000
Ashland, Inc. 4.75%, 8/15/22(a)		1,800	1,881,000
Banc of America Axiall Corp. 4.875%, 5/15/23(a)		814	850,630
Calcipar SA 6.875%, 5/01/18(a)		1,301	1,390,444
Celanese US Holdings LLC 4.625%, 11/15/22		2,500	2,575,000
6.625%, 10/15/18		644	703,570
Commercial Metals Co. 6.50%, 7/15/17		3,844	4,209,180
7.35%, 8/15/18		2,644	2,921,620
Consol Energy, Inc. 8.00%, 4/01/17		2,000	2,165,000
8.25%, 4/01/20		3,000	3,360,000
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		584	613,200
GrafTech International Ltd. 6.375%, 11/15/20(a)		4,224	4,435,200
Huntsman International LLC 8.625%, 3/15/21		3,900	4,485,000
Ineos Finance PLC 8.375%, 2/15/19(a)		3,500	3,946,250
INEOS Group Holdings SA 8.50%, 2/15/16(a)(b)		9,341	9,492,791

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

James River Coal Co. 7.875%, 4/01/19	U.S.$	600	$249,000
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		4,898	5,124,532
Kerling PLC 10.625%, 2/01/17(a)	EUR	6,635	9,054,714
MacDermid, Inc. 9.50%, 4/15/17(a)	U.S.$	3,315	3,431,025
Momentive Performance Materials, Inc. 8.875%, 10/15/20		7,692	8,384,280
11.50%, 12/01/16(c)		2,540	1,676,400
New World Resources NV 7.875%, 5/01/18(a)	EUR	3,221	3,987,382
NOVA Chemicals Corp. 8.625%, 11/01/19	U.S.$	2,383	2,695,769
Novelis, Inc./GA 8.75%, 12/15/20		7,000	7,945,000
Orion Engineered Carbons Bondco GmbH 9.625%, 6/15/18(a)		2,183	2,466,790
Peabody Energy Corp. 6.00%, 11/15/18		1,625	1,755,000
6.25%, 11/15/21(b)		7,901	8,424,441
7.875%, 11/01/26		50	54,125
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 8.375%, 6/01/20		6,500	7,028,125
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20(a)		2,300	2,334,500
Polypore International, Inc. 7.50%, 11/15/17(b)		1,635	1,765,800
PQ Corp. 8.75%, 5/01/18(a)		6,684	7,202,010
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		2,500	2,668,750
8.25%, 1/15/21(a)		1,333	1,449,638
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17(a)		10,320	11,248,800
11.25%, 10/15/18(a)		6,286	6,788,880
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		3,084	3,430,950
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	3,440	4,992,173
SPCM SA 5.50%, 6/15/20		8,130	11,670,416
Steel Dynamics, Inc. 5.25%, 4/15/23(a)	U.S.$	3,955	4,093,425
6.125%, 8/15/19(a)		800	876,000
6.375%, 8/15/22(a)		4,626	5,065,470

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.625%, 3/15/20	U.S.$	2,500	$2,800,000
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		4,384	4,679,920
TPC Group, Inc. 8.75%, 12/15/20(a)		11,318	11,940,490
United States Steel Corp. 6.65%, 6/01/37		4,037	3,703,948
US Coatings Acquisition, Inc./Flash Dutch 2 BV 5.75%, 2/01/21(a)	EUR	1,202	1,685,867
7.375%, 5/01/21(a)	U.S.$	4,003	4,273,202
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		2,441	2,704,628
Vedanta Resources PLC 9.50%, 7/18/18(a)(b)		1,900	2,175,500
Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19		1,726	759,440

			247,152,508

Capital Goods – 5.2%
Ardagh Glass Finance PLC 8.75%, 2/01/20(a)	EUR	2,144	3,021,189
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)	U.S.$	2,350	2,590,875
9.125%, 10/15/20(a)		2,500	2,825,000
9.25%, 10/15/20(a)	EUR	1,198	1,751,254
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 4.875%, 11/15/22(a)	U.S.$	588	601,230
5.00%, 11/15/22(a)	EUR	1,957	2,622,373
7.375%, 10/15/17(a)(b)		5,500	7,895,115
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	3,698	3,938,370
6.875%, 10/01/20		2,480	2,783,800
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(a)		3,200	3,440,000
Berry Plastics Corp. 9.75%, 1/15/21		5,000	5,925,000
Bombardier, Inc. 5.75%, 3/15/22(a)		5,800	6,198,750
6.125%, 1/15/23(a)		4,000	4,325,000
7.45%, 5/01/34(a)		1,105	1,142,294
7.75%, 3/15/20(a)		2,558	3,031,230
Building Materials Corp. of America 6.75%, 5/01/21(a)		3,500	3,876,250
6.875%, 8/15/18(a)		1,540	1,663,200
7.00%, 2/15/20(a)		985	1,078,575
7.50%, 3/15/20(a)		1,898	2,097,290

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cemex Espana Luxembourg 9.25%, 5/12/20(a)	U.S.$	555	$610,500
9.875%, 4/30/19(a)(d)		10,290	11,782,050
Cemex Finance LLC 9.375%, 10/12/22(a)(b)		4,406	5,055,932
Clean Harbors, Inc. 5.125%, 6/01/21(a)		3,417	3,579,307
5.25%, 8/01/20		800	846,000
CNH America LLC 7.25%, 1/15/16		997	1,119,133
CNH Capital LLC 6.25%, 11/01/16		1,425	1,578,188
Crown Americas LLC/Crown Americas Capital Corp. IV 4.50%, 1/15/23(a)		5,055	5,162,419
Crown European Holdings SA 7.125%, 8/15/18(a)	EUR	1,295	1,858,941
GenCorp, Inc. 7.125%, 3/15/21(a)	U.S.$	2,513	2,707,757
Graphic Packaging International, Inc. 7.875%, 10/01/18		2,000	2,220,000
9.50%, 6/15/17		480	506,400
Griffon Corp. 7.125%, 4/01/18		1,604	1,744,350
HD Supply, Inc. 7.50%, 7/15/20(a)		4,000	4,330,000
10.50%, 1/15/21		14,795	15,516,256
11.50%, 7/15/20		5,038	5,995,220
HeidelbergCement Finance Luxembourg SA 8.50%, 10/31/19(a)	EUR	2,420	4,063,449
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18	U.S.$	1,511	1,671,544
7.125%, 3/15/21		2,186	2,431,925
Interline Brands, Inc. 10.00%, 11/15/18(a)(e)		5,887	6,541,929
KM Germany Holdings GmbH 8.75%, 12/15/20(a)	EUR	672	978,091
KUKA AG 8.75%, 11/15/17(a)		4,917	7,333,439
Lafarge SA 7.125%, 7/15/36	U.S.$	2,640	2,828,100
Manitowoc Co., Inc. (The) 5.875%, 10/15/22		3,750	3,993,750
8.50%, 11/01/20		5,474	6,240,360
9.50%, 2/15/18		216	237,600
Masco Corp. 5.95%, 3/15/22		5,800	6,564,336
6.125%, 10/03/16		2,315	2,603,657

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)	U.S.$	3,458	$3,596,320
Nortek, Inc. 8.50%, 4/15/21		6,025	6,732,937
Obrascon Huarte Lain SA 7.375%, 4/28/15	EUR	2,550	3,639,474
OI European Group BV 6.75%, 9/15/20(a)		1,500	2,296,827
Ply Gem Industries, Inc. 8.25%, 2/15/18	U.S.$	3,350	3,668,250
Polymer Group, Inc. 7.75%, 2/01/19		9,800	10,767,750
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18		3,000	3,285,000
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,660	3,747,042
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20	U.S.$	2,779	2,911,002
7.125%, 4/15/19		712	767,180
7.875%, 8/15/19		4,653	5,211,360
8.25%, 2/15/21(c)		409	434,051
8.50%, 5/15/18(c)		4,050	4,313,250
9.00%, 4/15/19		2,638	2,849,040
9.875%, 8/15/19		6,304	7,076,240
RSI Home Products, Inc. 6.875%, 3/01/18(a)		5,195	5,422,281
Sealed Air Corp. 6.50%, 12/01/20(a)		2,187	2,443,973
6.875%, 7/15/33(a)		8,059	8,139,590
8.125%, 9/15/19(a)		3,870	4,431,150
8.375%, 9/15/21(a)		1,773	2,074,410
Sequa Corp. 7.00%, 12/15/17(a)		3,425	3,476,375
Silver II Borrower/Silver II US Holdings LLC 7.75%, 12/15/20(a)		11,897	12,759,532
SRA International, Inc. 11.00%, 10/01/19		5,184	5,495,040
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(a)		2,720	3,128,000
Terex Corp. 6.00%, 5/15/21		4,165	4,477,375
Textron Financial Corp. 6.00%, 2/15/67(a)		125	114,375
TransDigm, Inc. 7.75%, 12/15/18		6,670	7,387,025
United Rentals North America, Inc. 7.625%, 4/15/22		4,820	5,530,950

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.25%, 2/01/21	U.S.$	4,500	$5,130,000
8.375%, 9/15/20(b)		5,710	6,452,300
10.25%, 11/15/19		2,000	2,315,000
USG Corp. 6.30%, 11/15/16		1,910	2,034,150
Wienerberger AG 6.50%, 2/09/17	EUR	2,900	3,639,960

			316,654,637

Communications - Media – 5.4%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	8,115	8,804,775
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,766	11,140,564
Cablevision Systems Corp. 8.00%, 4/15/20	U.S.$	7,827	9,001,050
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 1/15/24		1,474	1,534,803
6.50%, 4/30/21		2,070	2,245,950
7.00%, 1/15/19		2,000	2,172,500
7.25%, 10/30/17		2,250	2,435,625
7.375%, 6/01/20		3,780	4,243,050
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 9/15/20(a)		8,697	9,262,305
8.625%, 11/15/17(a)(b)		4,115	4,408,194
Clear Channel Communications, Inc. 7.25%, 10/15/27		2,955	1,802,550
9.00%, 12/15/19(a)(b)		8,037	8,037,000
9.00%, 3/01/21		7,716	7,542,390
10.75%, 8/01/16		385	331,100
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22(a)		8,500	9,093,950
Series A 7.625%, 3/15/20		885	944,738
Series B 7.625%, 3/15/20		6,615	7,127,662
Crown Media Holdings, Inc. 10.50%, 7/15/19		9,278	10,507,335
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(b)		4,005	4,085,100
Dex One Corp. 12.00%, 1/29/17(e)(f)		4,337	1,994,883
DigitalGlobe, Inc. 5.25%, 2/01/21(a)		1,534	1,549,340
DISH DBS Corp. 4.625%, 7/15/17		4,000	4,060,000
6.75%, 6/01/21		1,500	1,620,000
7.125%, 2/01/16		1,250	1,381,250

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.00%, 10/15/20(a)	U.S.$	10,045	$10,170,562
Hughes Satellite Systems Corp. 7.625%, 6/15/21		5,725	6,569,437
Intelsat Jackson Holdings SA 6.625%, 12/15/22(a)(b)		2,500	2,706,250
7.25%, 10/15/20		7,625	8,463,750
7.50%, 4/01/21		1,965	2,215,538
Intelsat Luxembourg SA 7.75%, 6/01/21(a)		4,400	4,642,000
8.125%, 6/01/23(a)		2,067	2,201,355
11.25%, 2/04/17		3,068	3,267,420
Lamar Media Corp. 5.00%, 5/01/23		3,714	3,778,995
5.875%, 2/01/22		4,000	4,375,000
7.875%, 4/15/18		1,000	1,092,500
Liberty Interactive LLC 5.70%, 5/15/13		1,145	1,146,454
LIN Television Corp. 6.375%, 1/15/21(a)		2,391	2,570,325
8.375%, 4/15/18		2,750	2,983,750
Local TV Finance LLC 9.25%, 6/15/15(a)		3,360	3,368,400
Lynx II Corp. 6.375%, 4/15/23(a)		1,807	1,956,078
7.00%, 4/15/23(a)	GBP	2,085	3,413,756
McClatchy Co. (The) 9.00%, 12/15/22(a)	U.S.$	4,228	4,650,800
Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22		965	1,066,325
9.125%, 8/15/19		1,800	2,011,500
New York Times Co. (The) 6.625%, 12/15/16		2,200	2,450,250
Nexstar Broadcasting, Inc. 6.875%, 11/15/20(a)		3,287	3,500,655
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875%, 4/15/17		2,021	2,212,995
Norcell 1B AB 12.40%, 12/01/19(a)(e)	EUR	8,368	11,516,148
Numericable Finance & Co., SCA 12.375%, 2/15/19(a)(b)		2,700	4,249,139
Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	3,530	3,596,187
RR Donnelley & Sons Co. 7.25%, 5/15/18		4,801	5,221,087
8.25%, 3/15/19		3,000	3,345,000
Sinclair Television Group, Inc. 5.375%, 4/01/21(a)		3,218	3,258,225

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.125%, 10/01/22(a)	U.S.$	7,058	$7,481,480
8.375%, 10/15/18		1,710	1,906,650
9.25%, 11/01/17(a)		3,430	3,721,550
Sirius XM Radio, Inc. 5.25%, 8/15/22(a)		4,526	4,673,095
8.75%, 4/01/15(a)		3,500	3,920,000
Technicolor SA 5.75%, 9/25/15(g)(h)	EUR	925	1,218
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(a)		5,000	7,012,759
Telenet Finance Luxembourg SCA 6.375%, 11/15/20(a)		2,500	3,514,610
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)	U.S.$	3,021	3,300,442
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	3,000	4,019,990
5.50%, 1/15/23(a)	U.S.$	8,392	8,685,720
7.50%, 3/15/19(a)		1,029	1,129,328
7.50%, 3/15/19(a)	EUR	1,263	1,820,324
Univision Communications, Inc. 6.75%, 9/15/22(a)	U.S.$	6,505	7,220,550
6.875%, 5/15/19(a)		7,395	8,079,037
7.875%, 11/01/20(a)		3,015	3,391,875
8.50%, 5/15/21(a)		7,615	8,490,725
UPC Holding BV 6.375%, 9/15/22(a)	EUR	4,000	5,333,647
8.375%, 8/15/20(a)		3,000	4,404,408
UPCB Finance III Ltd. 6.625%, 7/01/20(a)	U.S.$	2,615	2,843,813
UPCB Finance Ltd. 7.625%, 1/15/20(a)	EUR	1,600	2,291,493
UPCB Finance VI Ltd. 6.875%, 1/15/22(a)	U.S.$	1,700	1,865,750
Valassis Communications, Inc. 6.625%, 2/01/21		1,325	1,404,500
Virgin Media Finance PLC 8.375%, 10/15/19		4,650	5,248,687
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		1,345	1,482,863

			330,570,509

Communications - Telecommunications – 2.9%
CenturyLink, Inc. Series V 5.625%, 4/01/20		4,500	4,804,402
Cincinnati Bell, Inc. 8.25%, 10/15/17		1,001	1,071,070
8.375%, 10/15/20		1,600	1,716,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.75%, 3/15/18(b)	U.S.$	4,650	$4,743,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(a)		5,640	6,034,800
Cricket Communications, Inc. 7.75%, 10/15/20(b)		3,770	3,835,975
Crown Castle International Corp. 5.25%, 1/15/23		6,667	6,983,682
7.125%, 11/01/19		2,500	2,743,750
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18(f)	CAD	2,500	2,368,356
Digicel Ltd. 6.00%, 4/15/21(a)	U.S.$	3,750	3,759,375
eAccess Ltd. 8.25%, 4/01/18(a)		3,648	4,094,880
Frontier Communications Corp. 7.125%, 1/15/23(b)		1,250	1,293,750
7.625%, 4/15/24		2,001	2,086,043
8.125%, 10/01/18		1,600	1,856,000
8.50%, 4/15/20		1,650	1,897,500
9.00%, 8/15/31		1,600	1,668,000
Level 3 Communications, Inc. 8.875%, 6/01/19(a)		3,207	3,543,735
Level 3 Financing, Inc. 7.00%, 6/01/20(a)		7,000	7,402,500
8.625%, 7/15/20		3,465	3,915,450
9.375%, 4/01/19		4,135	4,662,212
10.00%, 2/01/18		2,200	2,422,750
MetroPCS Wireless, Inc. 6.625%, 11/15/20		6,311	6,831,657
6.625%, 4/01/23(a)		1,168	1,255,600
7.875%, 9/01/18		3,000	3,303,750
Mobile Challenger Intermediate Group SA 8.75%, 3/15/19(a)(e)	CHF	2,250	2,450,124
8.75%, 3/15/19(a)(e)	EUR	1,800	2,406,068
MTS International Funding Ltd. 8.625%, 6/22/20(a)	U.S.$	4,400	5,533,000
PAETEC Holding Corp. 9.875%, 12/01/18		2,675	3,076,250
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	6,700	9,441,250
SBA Communications Corp. 5.625%, 10/01/19(a)	U.S.$	3,846	4,047,915
SBA Telecommunications, Inc. 5.75%, 7/15/20(a)		2,174	2,315,310
Sprint Capital Corp. 6.875%, 11/15/28		1,142	1,167,695
Sprint Nextel Corp. 6.00%, 11/15/22		5,250	5,473,125

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	2,500	$3,572,227
Sunrise Communications International SA 7.00%, 12/31/17(a)		800	1,132,577
tw telecom holdings, Inc. 5.375%, 10/01/22	U.S.$	4,964	5,199,790
8.00%, 3/01/18		4,824	5,234,040
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		5,008	5,333,520
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		2,931	3,077,550
11.75%, 7/15/17(a)		9,800	10,510,500
Windstream Corp. 6.375%, 8/01/23		3,478	3,599,730
7.50%, 6/01/22-4/01/23		7,575	8,329,562
7.75%, 10/15/20-10/01/21		4,580	5,047,400
8.125%, 8/01/13-9/01/18		3,652	3,862,819

			175,104,689

Consumer Cyclical - Automotive – 1.7%
Accuride Corp. 9.50%, 8/01/18(b)		6,051	6,270,349
Affinia Group, Inc. 7.75%, 5/01/21(a)		8,952	9,209,370
9.00%, 11/30/14		4,100	4,110,291
Allison Transmission, Inc. 7.125%, 5/15/19(a)		10,299	11,187,289
American Axle & Manufacturing, Inc. 6.625%, 10/15/22(b)		2,925	3,126,094
Banque PSA Finance SA 4.375%, 4/04/16(a)		1,500	1,515,000
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		4,600	4,692,000
Cooper Tire & Rubber Co. 8.00%, 12/15/19		3,000	3,461,250
Dana Holding Corp. 6.50%, 2/15/19		675	729,844
6.75%, 2/15/21		638	698,610
Delphi Corp. 5.875%, 5/15/19		1,278	1,385,032
6.125%, 5/15/21		957	1,070,644
Exide Technologies 8.625%, 2/01/18(b)		4,397	2,940,494
General Motors Financial Co., Inc. 6.75%, 6/01/18		1,640	1,873,700
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)	EUR	2,100	2,997,490

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goodyear Tire & Rubber Co. (The) 7.00%, 5/15/22-3/15/28	U.S.$	700	$718,375
8.75%, 8/15/20		2,829	3,288,712
Meritor, Inc. 4.00%, 2/15/27(i)		900	796,500
7.875%, 3/01/26(a)		4,250	4,789,219
8.125%, 9/15/15		2,710	2,926,800
10.625%, 3/15/18		1,500	1,653,750
Navistar International Corp. 8.25%, 11/01/21		7,934	8,261,277
Schaeffler Finance BV 4.25%, 5/15/18(a)	EUR	2,813	3,774,041
8.50%, 2/15/19(a)	U.S.$	6,081	6,939,941
Tenneco, Inc. 6.875%, 12/15/20		3,700	4,083,875
7.75%, 8/15/18		1,143	1,255,871
Titan International, Inc. 7.875%, 10/01/17(a)		1,979	2,127,425
UCI International, Inc. 8.625%, 2/15/19		5,127	5,389,759

			101,273,002

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 8.75%, 6/01/19		4,479	4,932,499
9.75%, 12/01/20		3,040	3,534,000
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		3,500	3,933,125
Greektown Holdings LLC 10.75%, 12/01/13(h)(j)(k)		715	– 0	–
Liberty Interactive LLC 3.75%, 2/15/30		2,357	1,620,437
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		4,174	4,534,007
Pinnacle Entertainment, Inc. 8.625%, 8/01/17		260	274,950
8.75%, 5/15/20		271	300,133
Regal Entertainment Group 5.75%, 2/01/25		2,240	2,256,800
9.125%, 8/15/18(b)		5,805	6,501,600

			27,887,551

Consumer Cyclical - Other – 2.8%
Boardriders SA 8.875%, 12/15/17(a)	EUR	1,155	1,642,763
Boyd Gaming Corp. 6.75%, 4/15/14(b)	U.S.$	418	418,523
9.125%, 12/01/18		4,500	4,995,000
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		1,935	1,190,025
11.25%, 6/01/17		1,350	1,427,625

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chester Downs & Marina LLC 9.25%, 2/01/20(a)	U.S.$	3,222	$3,105,203
Choice Hotels International, Inc. 5.75%, 7/01/22		517	579,040
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		9,907	10,637,641
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,145,000
6.50%, 4/15/16		1,000	1,120,000
Felcor Lodging LP 5.625%, 3/01/23(a)		7,213	7,474,471
GWR Operating Partnership LLP 10.875%, 4/01/17		3,500	3,955,000
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		2,950	3,245,000
8.875%, 6/15/20		6,076	6,683,600
KB Home 7.25%, 6/15/18		1,000	1,122,500
7.50%, 9/15/22		266	303,240
9.10%, 9/15/17		2,300	2,748,500
Lennar Corp. 6.95%, 6/01/18		2,780	3,186,575
Series B 6.50%, 4/15/16		3,200	3,564,000
Levi Strauss & Co. 6.875%, 5/01/22(a)		1,092	1,218,945
M/I Homes, Inc. 8.625%, 11/15/18		5,325	5,910,750
Marina District Finance Co., Inc. 9.50%, 10/15/15(b)		2,700	2,876,310
9.875%, 8/15/18(b)		5,220	5,552,775
Mattamy Group Corp. 6.50%, 11/15/20(a)		2,765	2,730,438
Meritage Homes Corp. 7.00%, 4/01/22		2,749	3,099,498
7.15%, 4/15/20		2,500	2,818,750
MGM Resorts International 6.625%, 7/15/15		2,000	2,190,000
7.625%, 1/15/17		4,965	5,635,275
7.75%, 3/15/22(b)		2,100	2,399,250
NCL Corp., Ltd. 9.50%, 11/15/18		4,505	5,101,912
Penn National Gaming, Inc. 8.75%, 8/15/19		2,775	3,135,750
PulteGroup, Inc. 7.875%, 6/15/32		2,600	2,889,250
PVH Corp. 7.375%, 5/15/20		2,340	2,629,575
Royal Caribbean Cruises Ltd. 5.25%, 11/15/22		3,744	3,875,040

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.25%, 6/15/16-3/15/18	U.S.$	3,850	$4,388,500
7.50%, 10/15/27		3,000	3,420,000
Ryland Group, Inc. (The) 6.625%, 5/01/20		4,500	4,966,875
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		6,386	7,256,092
Six Flags Entertainment Corp. 5.25%, 1/15/21(a)		8,000	8,280,000
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,867,500
10.75%, 9/15/16		1,667	2,079,583
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(a)		1,814	1,940,980
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 7.75%, 4/15/20(a)		4,004	4,494,490
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	2,012,366
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14(g)(h)		750	– 0	–
Wolverine World Wide, Inc. 6.125%, 10/15/20(a)		1,999	2,176,411
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		10,400	11,908,000

			168,398,021

Consumer Cyclical - Restaurants – 0.1%
Burger King Corp. 9.875%, 10/15/18		4,666	5,313,407
CKE Restaurants, Inc. 11.375%, 7/15/18(b)		810	847,471

			6,160,878

Consumer Cyclical - Retailers – 1.4%
American Builders & Contractors Supply Co., Inc. 5.625%, 4/15/21(a)		1,151	1,195,601
Asbury Automotive Group, Inc. 8.375%, 11/15/20		1,555	1,757,150
AutoNation, Inc. 6.75%, 4/15/18		349	403,531
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		5,401	6,042,369
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18(a)(e)		1,190	1,234,625

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CST Brands, Inc. 5.00%, 5/01/23(a)	U.S.$	1,008	$1,034,460
Dufry Finance SCA 5.50%, 10/15/20(a)		5,274	5,503,145
Gymboree Corp. 9.125%, 12/01/18(b)		9,300	9,241,875
J Crew Group, Inc. 8.125%, 3/01/19		6,994	7,509,808
JC Penney Corp., Inc. 6.375%, 10/15/36		4,125	3,305,156
7.40%, 4/01/37		4,492	3,767,665
Limited Brands, Inc. 5.25%, 11/01/14		3,194	3,373,663
5.625%, 2/15/22		1,967	2,121,901
6.625%, 4/01/21		1,000	1,148,750
6.90%, 7/15/17		2,401	2,761,150
Michaels Stores, Inc. 7.75%, 11/01/18		9,270	10,185,412
11.375%, 11/01/16		651	681,929
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	4,000	6,493,003
Rite Aid Corp. 8.00%, 8/15/20	U.S.$	2,300	2,627,750
9.50%, 6/15/17		1,500	1,560,000
10.25%, 10/15/19		3,074	3,542,785
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		6,406	6,902,465
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(b)		3,312	3,448,620

			85,842,813

Consumer Non-Cyclical – 7.3%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		6,988	7,739,210
Alere, Inc. 7.25%, 7/01/18(a)		3,046	3,282,065
8.625%, 10/01/18		9,935	10,655,287
ARAMARK Corp. 5.75%, 3/15/20(a)		2,684	2,811,490
Bausch & Lomb, Inc. 9.875%, 11/01/15		2,952	3,051,630
Biomet, Inc. 6.50%, 8/01/20-10/01/20(a)		14,667	15,537,030
Boparan Finance PLC 9.75%, 4/30/18(a)	EUR	2,398	3,554,855
9.875%, 4/30/18(a)	GBP	3,500	6,116,315
Capsugel FinanceCo SCA 9.875%, 8/01/19(a)(b)	EUR	4,550	6,816,039
Care UK Health & Social Care PLC 9.75%, 8/01/17	GBP	2,900	4,752,474

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

9.75%, 8/01/17(a)	GBP	7,600	$12,513,787
Catalent Pharma Solutions, Inc. 7.875%, 10/15/18(a)	U.S.$	6,160	6,275,500
9.50%, 4/15/15		2,104	2,109,683
Cerba European Lab 7.00%, 2/01/20(a)	EUR	7,200	9,695,386
CHS/Community Health Systems, Inc. 7.125%, 7/15/20	U.S.$	2,159	2,412,683
8.00%, 11/15/19		2,362	2,677,918
Constellation Brands, Inc. 6.00%, 5/01/22		3,899	4,498,471
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		8,448	9,504,000
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	13,070	6,773,488
Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	1,390	1,525,525
8.375%, 11/15/17		1,400	1,498,000
Del Monte Corp. 7.625%, 2/15/19		12,970	13,829,262
Dole Food Co., Inc. 8.00%, 10/01/16(a)		4,350	4,524,000
Elior Finance & Co. SCA 6.50%, 5/01/20	EUR	1,013	1,388,100
Elizabeth Arden, Inc. 7.375%, 3/15/21	U.S.$	4,400	4,928,000
Emergency Medical Services Corp. 8.125%, 6/01/19		9,169	10,154,667
Endo Health Solutions, Inc. 7.00%, 7/15/19-12/15/20		1,800	1,972,600
7.25%, 1/15/22		9,055	9,926,544
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, 2/01/20(a)		4,282	4,731,610
GCL Holdings SCA 9.375%, 4/15/18(a)	EUR	1,174	1,689,113
Grifols, Inc. 8.25%, 2/01/18	U.S.$	3,575	3,923,563
HCA Holdings, Inc. 7.75%, 5/15/21(b)		4,500	5,101,875
HCA, Inc. 5.875%, 3/15/22		2,450	2,719,500
6.50%, 2/15/16-2/15/20		3,482	3,981,633
HealthSouth Corp. 7.75%, 9/15/22		392	434,140
8.125%, 2/15/20		1,455	1,618,688
Hologic, Inc. 6.25%, 8/01/20		840	907,200
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		15,941	16,857,607

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jaguar Holding Co. I 9.375%, 10/15/17(a)(e)	U.S.$	4,616	$4,962,200
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)(b)		7,556	8,746,070
Jarden Corp. 7.50%, 1/15/20		3,984	4,377,420
JBS Finance II Ltd. 8.25%, 1/29/18(a)		4,750	5,130,000
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(a)		2,220	2,353,200
8.25%, 2/01/20(a)		3,048	3,368,040
Kindred Healthcare, Inc. 8.25%, 6/01/19(b)		4,630	4,763,113
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		9,959	11,178,977
LifePoint Hospitals, Inc. 6.625%, 10/01/20		2,150	2,340,813
Mead Products LLC/ACCO Brands Corp. 6.75%, 4/30/20(a)		5,322	5,654,625
Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	3,250	4,280,087
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)	U.S.$	10,470	11,178,819
New Albertsons, Inc. 7.45%, 8/01/29		4,110	3,210,938
8.00%, 5/01/31(b)		3,100	2,476,125
Party City Holdings, Inc. 8.875%, 8/01/20(a)		8,041	9,086,330
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	2,300	3,362,173
Pilgrim’s Pride Corp. 7.875%, 12/15/18(b)	U.S.$	4,054	4,398,590
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		2,500	2,712,500
Post Holdings, Inc. 7.375%, 2/15/22		9,115	10,117,650
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	6,727	11,128,595
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	3,450	4,878,559
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	2,439	2,695,095
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)		7,510	7,998,150
Sky Growth Acquisition Corp. 7.375%, 10/15/20(a)		5,397	5,761,298

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Smithfield Foods, Inc. 6.625%, 8/15/22	U.S.$	2,500	$2,775,000
7.75%, 7/01/17		5,250	6,168,750
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(a)		2,286	2,497,455
6.625%, 11/15/22(a)		2,624	2,892,960
Spectrum Brands, Inc. 6.75%, 3/15/20		3,475	3,787,750
Stater Bros Holdings, Inc. 7.375%, 11/15/18		4,060	4,354,350
STHI Holding Corp. 8.00%, 3/15/18(a)		930	1,018,350
Sun Products Corp. (The) 7.75%, 3/15/21(a)		6,748	6,967,310
Tenet Healthcare Corp. 6.25%, 11/01/18		2,291	2,583,103
6.875%, 11/15/31		1,001	935,935
8.00%, 8/01/20		2,000	2,250,000
Titan Luxco 2 Sarl 7.375%, 5/15/20(a)	EUR	2,650	3,463,743
United Surgical Partners International, Inc. 9.00%, 4/01/20	U.S.$	3,450	3,898,500
US Oncology, Inc. 9.125%, 8/15/17		2,000	77,500
Valeant Pharmaceuticals International 6.375%, 10/15/20(a)		2,520	2,790,900
6.75%, 8/15/21(a)		2,100	2,320,500
7.00%, 10/01/20(a)		10,450	11,547,250
7.25%, 7/15/22(a)		3,500	3,963,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		4,482	4,868,573
8.00%, 2/01/18		8,063	8,728,197
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)(b)		1,300	1,313,000
Visant Corp. 10.00%, 10/01/17		2,798	2,714,060
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	4,750	7,636,657
Voyager Learning Exchange 8.375%, 12/01/14(h)(j)(k)	U.S.$	1,283	– 0	–
VWR Funding, Inc. 7.25%, 9/15/17(a)		3,799	4,036,438
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18		3,500	3,797,500

			446,035,836

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 4.7%
Antero Resources Finance Corp. 7.25%, 8/01/19	U.S.$	4,538	$4,923,730
9.375%, 12/01/17		4,838	5,261,325
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(a)		7,000	7,367,500
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(g)		2,700	94,500
Atwood Oceanics, Inc. 6.50%, 2/01/20		1,420	1,547,800
Basic Energy Services, Inc. 7.75%, 2/15/19		4,460	4,660,700
Berry Petroleum Co. 6.375%, 9/15/22		8,580	9,169,875
Bill Barrett Corp. 7.625%, 10/01/19		2,500	2,725,000
Bluewater Holding BV 3.278%, 7/17/14(a)(d)		4,400	4,279,000
Bonanza Creek Energy, Inc. 6.75%, 4/15/21(a)		862	909,410
Bristow Group, Inc. 6.25%, 10/15/22		2,741	2,987,690
Chaparral Energy, Inc. 7.625%, 11/15/22		7,282	8,046,610
8.25%, 9/01/21		2,000	2,260,000
CHC Helicopter SA 9.25%, 10/15/20		13,661	14,566,041
Chesapeake Energy Corp. 2.50%, 5/15/37(b)		1,653	1,596,178
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		3,225	3,418,500
9.50%, 5/15/16		2,307	2,428,118
Cimarex Energy Co. 5.875%, 5/01/22		3,526	3,843,340
Continental Resources, Inc./OK 7.125%, 4/01/21		1,567	1,805,968
Denbury Resources, Inc. 6.375%, 8/15/21		3,001	3,346,115
8.25%, 2/15/20		1,536	1,743,360
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	3,797,500
9.25%, 12/15/17		3,600	4,068,000
EP Energy LLC/EP Energy Finance, Inc. 9.375%, 5/01/20		6,884	8,019,860
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		3,059	3,349,605
ERA Group, Inc. 7.75%, 12/15/22(a)		3,450	3,579,375

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)	U.S.$	1,560	$1,665,300
Forest Oil Corp. 7.25%, 6/15/19		5,240	5,305,500
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)		1,711	1,760,191
Hercules Offshore, Inc. 10.50%, 10/15/17(a)		1,379	1,499,663
Hilcorp Energy I LP/Hilcorp Finance Co. 8.00%, 2/15/20(a)		1,000	1,110,000
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21(a)		5,000	5,025,000
5.875%, 4/01/20		4,695	4,935,619
Key Energy Services, Inc. 6.75%, 3/01/21		7,666	8,010,970
Kodiak Oil & Gas Corp. 8.125%, 12/01/19		2,184	2,484,300
Laredo Petroleum, Inc. 7.375%, 5/01/22		3,511	3,862,100
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(a)		1,705	1,781,725
8.625%, 4/15/20		4,190	4,682,325
Milestone Aviation Group Ltd. 8.625%, 12/15/17(a)		6,867	7,124,512
Newfield Exploration Co. 7.125%, 5/15/18		1,989	2,068,560
Northern Oil and Gas, Inc. 8.00%, 6/01/20		3,330	3,479,850
Offshore Group Investment Ltd. 7.50%, 11/01/19(a)		8,860	9,546,650
Oil States International, Inc. 5.125%, 1/15/23(a)		2,100	2,157,750
6.50%, 6/01/19		3,394	3,648,550
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		8,316	8,459,853
PDC Energy, Inc. 7.75%, 10/15/22(a)		3,931	4,294,617
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	4,250	4,018,189
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)	U.S.$	4,695	5,223,187
PHI, Inc. 8.625%, 10/15/18		2,910	3,182,813
Pioneer Energy Services Corp. 9.875%, 3/15/18		4,861	5,341,024
Plains Exploration & Production Co. 6.125%, 6/15/19		2,000	2,217,500
6.50%, 11/15/20		5,180	5,775,700

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.625%, 5/01/21	U.S.$	1,000	$1,115,000
6.75%, 2/01/22		2,412	2,725,560
7.625%, 4/01/20		1,000	1,125,000
8.625%, 10/15/19		2,300	2,604,750
Precision Drilling Corp. 6.50%, 12/15/21		1,870	2,024,275
QEP Resources, Inc. 6.875%, 3/01/21		1,453	1,674,583
Quicksilver Resources, Inc. 7.125%, 4/01/16		3,000	2,850,000
Resolute Energy Corp. 8.50%, 5/01/20		3,993	4,292,475
SandRidge Energy, Inc. 7.50%, 3/15/21-2/15/23		4,238	4,372,138
8.125%, 10/15/22		7,900	8,413,500
8.75%, 1/15/20(b)		3,673	3,948,475
Seitel, Inc. 9.50%, 4/15/19(a)		3,900	4,065,750
SESI LLC 6.375%, 5/01/19		771	836,535
7.125%, 12/15/21		3,333	3,791,287
Tervita Corp. 8.00%, 11/15/18(a)		10,618	11,122,355
9.75%, 11/01/19(a)		4,592	4,511,640
Tesoro Corp. 9.75%, 6/01/19		3,518	3,957,750
W&T Offshore, Inc. 8.50%, 6/15/19		3,500	3,815,000

			285,702,621

Other Industrial – 1.6%
A123 Systems, Inc. 3.75%, 4/15/16(g)		3,985	2,869,200
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		7,547	8,150,760
Briggs & Stratton Corp. 6.875%, 12/15/20		737	836,495
Brightstar Corp. 9.50%, 12/01/16(a)		6,166	6,682,402
Exova PLC 10.50%, 10/15/18(a)	GBP	2,000	3,355,236
General Cable Corp. 5.75%, 10/01/22(a)	U.S.$	5,113	5,291,955
Interline Brands, Inc./NJ 7.50%, 11/15/18		6,399	6,910,920
Laureate Education, Inc. 9.25%, 9/01/19(a)		17,560	19,886,700
Liberty Tire Recycling 11.00%, 10/01/16(a)		4,400	4,510,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mueller Water Products, Inc. 7.375%, 6/01/17	U.S.$	4,215	$4,330,913
8.75%, 9/01/20		720	822,600
NANA Development Corp. 9.50%, 3/15/19(a)		3,619	3,686,856
Neenah Foundry Co. 15.00%, 7/29/15(h)		585	585,241
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		8,201	5,433,163
13.00%, 3/15/18(a)(e)		1,637	1,751,531
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	3,659	6,053,148
Rexel SA 5.125%, 6/15/20(a)	EUR	2,271	3,194,167
5.25%, 6/15/20(a)	U.S.$	4,896	5,165,280
6.125%, 12/15/19(a)		2,194	2,358,550
Wendel SA 4.375%, 8/09/17	EUR	1,750	2,420,472
Zachry Holdings, Inc. 7.50%, 2/01/20(a)	U.S.$	4,500	4,803,750

			99,099,339

Services – 1.6%
Carlson Wagonlit BV 6.875%, 6/15/19(a)		3,275	3,471,500
Cerved Technologies SpA 6.375%, 1/15/20(a)	EUR	547	731,177
8.00%, 1/15/21(a)		690	920,054
Goodman Networks, Inc. 13.125%, 7/01/18(a)	U.S.$	5,000	5,556,250
ISS A/S 8.875%, 5/15/16(a)	EUR	2,000	2,679,993
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)	U.S.$	1,558	1,696,273
8.125%, 5/15/18(a)		2,370	2,568,488
Lottomatica Group SpA 8.25%, 3/31/66(a)	EUR	10,343	14,860,744
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	2,320	2,592,600
Monitronics International, Inc. 9.125%, 4/01/20		2,267	2,459,695
Realogy Group LLC 7.625%, 1/15/20(a)		108	123,930
9.00%, 1/15/20(a)(b)		3,500	4,147,500
Sabre Holdings Corp. 8.35%, 3/15/16(c)		2,939	3,258,616
Sabre, Inc. 8.50%, 5/15/19(a)		11,613	12,919,462
Service Corp. International/US 6.75%, 4/01/15		1,500	1,642,500

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.75%, 4/01/16(d)	U.S.$	2,900	$3,240,750
7.50%, 4/01/27		1,575	1,775,813
ServiceMaster Co./TN 7.00%, 8/15/20(a)		6,740	6,984,325
8.00%, 2/15/20		6,087	6,551,134
Travelport LLC 10.875%, 9/01/16	EUR	3,821	4,226,935
11.875%, 9/01/16	U.S.$	2,999	2,624,125
Travelport LLC/Travelport Holdings, Inc. 6.402%, 3/01/16(a)(d)		464	422,590
13.875%, 3/01/16(a)(e)		4,559	4,582,097
West Corp. 7.875%, 1/15/19		3,305	3,602,450
8.625%, 10/01/18		5,535	6,130,012

			99,769,013

Technology – 3.2%
Advanced Micro Devices, Inc. 8.125%, 12/15/17(b)		2,180	2,278,100
Aspect Software, Inc. 10.625%, 5/15/17		4,211	4,421,550
Avaya, Inc. 7.00%, 4/01/19(a)		6,070	5,842,375
10.50%, 3/01/21(a)		16,255	14,995,237
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		3,282	3,679,943
8.50%, 4/01/19		11,125	12,473,906
12.535%, 10/12/17		1,188	1,277,100
Ceridian Corp. 8.875%, 7/15/19(a)		4,536	5,324,130
11.00%, 3/15/21(a)		10,500	11,865,000
11.25%, 11/15/15		1,849	1,916,026
CommScope, Inc. 8.25%, 1/15/19(a)		10,500	11,471,250
CoreLogic, Inc./United States 7.25%, 6/01/21		889	986,790
CPI International, Inc. 8.00%, 2/15/18		6,323	6,599,631
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		2,385	2,534,063
Epicor Software Corp. 8.625%, 5/01/19		5,997	6,536,730
First Data Corp. 6.75%, 11/01/20(a)		1,630	1,740,025
7.375%, 6/15/19(a)		7,620	8,286,750
8.25%, 1/15/21(a)		7,500	7,968,750
11.25%, 3/31/16(b)		5,545	5,642,038
Freescale Semiconductor, Inc. 8.05%, 2/01/20		1,000	1,077,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.875%, 12/15/14	U.S.$	1,273	$1,279,365
9.25%, 4/15/18(a)		1,726	1,898,600
10.125%, 12/15/16(b)		831	856,969
GXS Worldwide, Inc. 9.75%, 6/15/15		4,415	4,558,488
Infor US, Inc. 9.375%, 4/01/19		6,278	7,156,920
10.00%, 4/01/19	EUR	2,539	3,744,984
Interactive Data Corp. 10.25%, 8/01/18	U.S.$	4,700	5,346,250
Iron Mountain, Inc. 5.75%, 8/15/24		3,155	3,249,650
8.375%, 8/15/21		3,000	3,352,500
NXP BV/NXP Funding LLC 3.027%, 10/15/13(d)		75	74,906
5.75%, 2/15/21-3/15/23(a)		8,374	8,866,865
Sanmina Corp. 7.00%, 5/15/19(a)(b)		4,931	5,263,843
Seagate HDD Cayman 6.875%, 5/01/20		3,673	3,989,796
Sensata Technologies BV 6.50%, 5/15/19(a)		5,000	5,450,000
Serena Software, Inc. 10.375%, 3/15/16		336	339,360
Sitel LLC/Sitel Finance Corp. 11.00%, 8/01/17(a)		3,400	3,646,500
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(a)		1,550	1,736,000
SunGard Data Systems, Inc. 6.625%, 11/01/19(a)		6,515	6,930,331
7.625%, 11/15/20		6,170	6,817,850
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,769,785
Viasystems, Inc. 7.875%, 5/01/19(a)		5,127	5,460,255

			198,706,111

Transportation - Airlines – 0.2%
Air Canada 12.00%, 2/01/16(a)		2,850	3,117,187
Northwest Airlines 2000-1 Class G Pass Through Trust Series 00-1 7.15%, 10/01/19(d)		900	980,483
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		6,304	6,997,440
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		1,991	2,180,572

			13,275,682

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 1.0%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19	U.S.$	1,700	$1,869,808
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23(a)		3,248	3,349,500
8.25%, 1/15/19		4,000	4,445,000
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	2,070	2,856,121
EC Finance PLC 9.75%, 8/01/17(a)		5,648	8,181,947
Hapag-Lloyd AG 9.75%, 10/15/17(a)(b)	U.S.$	2,250	2,362,500
HDTFS, Inc. 6.25%, 10/15/22		1,812	2,027,175
Hertz Corp. (The) 5.875%, 10/15/20		3,548	3,876,190
6.75%, 4/15/19		8,288	9,178,960
7.50%, 10/15/18		1,900	2,101,875
Oshkosh Corp. 8.50%, 3/01/20		3,500	3,920,000
Overseas Shipholding Group, Inc. 8.125%, 3/30/18		2,250	1,845,000
Stena AB 5.875%, 2/01/19(a)	EUR	2,000	2,732,671
7.875%, 3/15/20(a)(b)		1,000	1,468,399
Swift Services Holdings, Inc. 10.00%, 11/15/18	U.S.$	8,795	10,070,275
Western Express, Inc. 12.50%, 4/15/15(a)		2,000	1,460,000

			61,745,421

			2,663,378,631

Financial Institutions – 4.9%
Banking – 2.0%
ABN AMRO Bank NV 4.31%, 3/10/16	EUR	5,396	6,697,652
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.50%, 9/26/19(a)	U.S.$	7,585	8,155,862
Ally Financial, Inc. 4.625%, 6/26/15		4,725	4,978,969
7.50%, 9/15/20		4,000	4,940,000
8.00%, 11/01/31		7,668	10,012,657
Series 8 6.75%, 12/01/14		2,590	2,781,012
Barclays Bank PLC 7.70%, 4/25/18(a)		4,629	4,981,299

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BBVA International Preferred SAU 4.952%, 9/20/16	EUR	3,100	$3,266,036
Series F 9.10%, 10/21/14	GBP	1,000	1,592,184
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	8,887	9,309,132
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	14,903,450
Dresdner Funding Trust I 8.151%, 6/30/31(a)		11,000	11,550,000
HBOS Capital Funding No2 LP 6.071%, 6/30/14(a)		1,840	1,685,900
HT1 Funding GmbH 6.352%, 6/30/17	EUR	2,700	3,235,746
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	7,550	8,065,001
Series 15 6.439%, 5/23/20	EUR	1,500	2,049,503
LBG Capital No.2 PLC Series 21 15.00%, 12/21/19	GBP	1,330	3,005,965
Regions Bank/Birmingham AL 6.45%, 6/26/37	U.S.$	5,300	5,816,750
Regions Financing Trust II 6.625%, 5/15/47		5,920	5,979,200
Societe Generale SA 4.196%, 1/26/15	EUR	1,500	1,896,029
6.999%, 12/19/17		2,650	3,592,155
UT2 Funding PLC 5.321%, 6/30/16		1,293	2,055,470

			120,549,972

Brokerage – 0.2%
E*TRADE Financial Corp. 6.375%, 11/15/19	U.S.$	6,803	7,313,225
6.75%, 6/01/16		4,634	5,016,305
GFI Group, Inc. 9.625%, 7/19/18		3,200	3,128,000
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(k)		1,800	427,500
6.875%, 5/02/18(k)		1,600	386,000

			16,271,030

Finance – 1.0%
AerCap Aviation Solutions BV 6.375%, 5/30/17		4,215	4,552,200
Air Lease Corp. 6.125%, 4/01/17		2,770	3,033,150
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp. 8.375%, 2/15/18(a)		3,759	4,059,720

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CIT Group, Inc. 5.00%, 5/15/17-8/15/22	U.S.$	5,286	$5,834,036
5.25%, 3/15/18		3,667	4,052,035
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,425,000
International Lease Finance Corp. 5.875%, 4/01/19-8/15/22		4,800	5,279,250
iStar Financial, Inc. 8.625%, 6/01/13		546	548,839
Series B 5.70%, 3/01/14		4,800	4,944,000
5.95%, 10/15/13		1,799	1,825,985
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		3,183	3,373,980
Provident Funding Associates LP/PFG Finance Corp. 10.125%, 2/15/19(a)		1,703	1,873,300
Residential Capital LLC 9.625%, 5/15/15(g)		3,750	4,106,250
Sistema International Funding SA 6.95%, 5/17/19(a)		8,461	9,240,751
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		7,561	7,863,440

			62,011,936

Insurance – 0.7%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20(a)		3,937	4,158,456
CNO Financial Group, Inc. 6.375%, 10/01/20(a)		1,000	1,077,500
Genworth Holdings, Inc. 6.15%, 11/15/66		2,535	2,392,406
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		1,856	2,206,784
Hub International Ltd. 8.125%, 10/15/18(a)		2,650	2,852,063
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		4,548	5,343,900
Onex USI Aquisition Corp. 7.75%, 1/15/21(a)		11,334	11,674,020
XL Group PLC Series E 6.50%, 4/15/17		14,000	13,755,000

			43,460,129

Other Finance – 1.0%
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		2,367	2,469,032
6.75%, 4/06/21(a)		2,950	3,293,648

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.125%, 10/15/20(a)	U.S.$	5,190	$5,946,857
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		12,229	12,106,710
FTI Consulting, Inc. 6.00%, 11/15/22(a)		3,000	3,202,500
6.75%, 10/01/20		3,150	3,429,562
Harbinger Group, Inc. 7.875%, 7/15/19(a)		5,454	5,835,780
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		8,850	9,513,750
iPayment Holdings, Inc. 15.00%, 11/15/18(e)		3,303	2,493,513
iPayment, Inc. 10.25%, 5/15/18		5,082	4,650,030
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)		6,062	6,516,650

			59,458,032

			301,751,099

Utility – 2.7%
Electric – 1.6%
AES Corp./VA 4.875%, 5/15/23		1,500	1,530,000
7.375%, 7/01/21		3,145	3,742,550
7.75%, 3/01/14		1,196	1,263,215
8.00%, 10/15/17		2,860	3,424,850
Calpine Corp. 7.25%, 10/15/17(a)		2,969	3,143,429
7.875%, 7/31/20-1/15/23(a)		9,060	10,315,212
DPL, Inc. 7.25%, 10/15/21		986	1,050,090
EDP Finance BV 4.90%, 10/01/19(a)		416	422,656
5.875%, 2/01/16(a)	EUR	1,823	2,584,173
6.00%, 2/02/18(a)	U.S.$	10,232	10,927,776
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(a)		4,973	5,271,380
10.00%, 12/01/20(a)		2,524	2,861,585
10.00%, 12/01/20		1,072	1,227,440
11.25%, 12/01/18(a)		1,966	1,857,870
GenOn Americas Generation LLC 8.50%, 10/01/21		7,255	8,597,175
GenOn Energy, Inc. 7.875%, 6/15/17		9,224	10,423,120
9.50%, 10/15/18		4,000	4,750,000
Intergen NV 8.50%, 6/30/17(a)	EUR	1,000	1,323,535

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 6.625%, 3/15/23(a)	U.S.$	6,177	$6,732,930
7.875%, 5/15/21		3,195	3,618,338
8.25%, 9/01/20		1,800	2,047,500
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		4,375	4,648,437
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(a)	EUR	366	522,974
Techem GmbH 6.125%, 10/01/19(a)		1,450	2,077,620
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)	U.S.$	2,679	2,109,713
Series A 10.25%, 11/01/15(c)		3,680	404,800
Series B 10.25%, 11/01/15(c)		1,082	116,315

			96,994,683

Natural Gas – 1.1%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 5/15/23		5,715	5,900,737
El Paso LLC Series G 7.75%, 1/15/32		5,548	6,322,906
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)		4,048	4,503,400
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		3,948	4,263,840
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		745	814,154
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		5,928	6,179,940
5.50%, 2/15/23		4,000	4,390,000
6.50%, 8/15/21		4,529	4,993,223
Sabine Pass LNG LP
6.50%, 11/01/20(a)		2,949	3,162,803
7.50%, 11/30/16		4,900	5,537,000
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 8/01/21		6,593	7,334,712
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.25%, 5/01/23(a)		8,186	8,677,160

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.875%, 2/01/21	U.S.$	3,250	$3,615,625

			65,695,500

			162,690,183

Total Corporates - Non-Investment Grades (cost $2,916,045,172)			3,127,819,913

CORPORATES – INVESTMENT GRADES – 8.8%
Financial Institutions – 5.4%
Banking – 2.3%
Akbank TAS 5.00%, 10/24/22(a)		3,974	4,232,310
American Express Co. 6.80%, 9/01/66		4,555	4,982,031
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,801	1,665,925
Banco de Bogota SA 5.375%, 2/19/23(a)		5,213	5,446,491
Banco Santander Chile 6.50%, 9/22/20(a)	CLP	2,367,500	5,115,390
Barclays Bank PLC 6.86%, 6/15/32(a)	U.S.$	1,905	2,012,156
7.625%, 11/21/22		10,656	10,869,120
7.75%, 4/10/23		4,553	4,683,899
BNP Paribas Fortis SA 4.625%, 10/27/14(a)	EUR	1,000	1,296,923
BNP Paribas SA 5.186%, 6/29/15(a)(b)	U.S.$	3,333	3,274,673
7.195%, 6/25/37(a)		6,900	7,357,125
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)		5,750	6,368,125
8.40%, 6/29/17(a)		7,000	7,848,750
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)		5,000	5,487,500
Danske Bank A/S 5.914%, 6/16/14(a)(b)		2,185	2,211,220
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		5,410	5,497,913
Lloyds TSB Bank PLC 11.875%, 12/16/21(a)	EUR	3,430	5,714,180
Macquarie Group Ltd. 7.30%, 8/01/14(a)	U.S.$	3,350	3,577,130
Morgan Stanley 10.09%, 5/03/17(a)	BRL	5,230	2,810,071
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17	GBP	1,225	2,093,139

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

National Capital Trust II 5.486%, 3/23/15(a)	U.S.$	1,700	$1,738,250
PNC Financial Services Group, Inc. 6.75%, 8/01/21		3,733	4,287,324
Royal Bank of Scotland PLC (The) Series 1 3.79%, 10/27/14(d)	AUD	3,500	3,546,011
Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	3,800	4,596,594
UBS AG/Jersey 4.28%, 4/15/15	EUR	8,250	11,032,156
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	10,582	12,270,295
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,870	1,936,189
Wells Fargo & Co. Series K 7.98%, 3/15/18		4,700	5,446,125

			137,397,015

Brokerage – 0.1%
Charles Schwab Corp. (The) 7.00%, 2/01/22(b)		6,830	7,866,329

Finance – 0.6%
GE Capital Trust II 5.50%, 9/15/67(a)	EUR	4,000	5,512,752
General Electric Capital Corp. Series A 7.125%, 6/15/22	U.S.$	7,600	8,896,826
Series B 6.25%, 12/15/22		1,500	1,658,298
HSBC Finance Capital Trust IX 5.911%, 11/30/35		3,765	3,821,475
SLM Corp.
5.50%, 1/25/23		4,783	4,787,195
7.25%, 1/25/22		8,948	9,954,650
8.00%, 3/25/20		702	811,534
Series A 5.00%, 10/01/13		4,100	4,161,500

			39,604,230

Insurance – 2.1%
Allstate Corp. (The) 6.125%, 5/15/37		3,060	3,282,156
American International Group, Inc. 6.82%, 11/15/37		1,938	2,569,555
8.175%, 5/15/58		7,301	9,874,602
AON Corp. 8.205%, 1/01/27		2,495	3,250,199

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Aviva PLC 4.729%, 11/28/14	EUR	6,000	$7,822,683
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	1,415	1,640,366
Farmers Insurance Exchange 8.625%, 5/01/24(a)		3,000	4,216,305
Genworth Holdings, Inc. 7.625%, 9/24/21		4,725	5,925,920
7.70%, 6/15/20		1,302	1,590,049
Hannover Finance Luxembourg SA 5.00%, 6/01/15	EUR	1,000	1,346,375
Hartford Financial Services Group, Inc. 6.10%, 10/01/41	U.S.$	863	1,087,703
Lincoln National Corp. 6.05%, 4/20/67		5,966	6,040,575
7.00%, 5/17/66		5,134	5,275,185
8.75%, 7/01/19		604	822,912
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,215,075
MetLife, Inc. 6.40%, 12/15/36		3,700	4,131,069
10.75%, 8/01/39		3,495	5,557,050
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)(b)(c)		3,554	4,147,883
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)		5,000	5,075,000
9.375%, 8/15/39(a)		4,546	6,847,740
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,491,744
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	13,650,000
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		3,095	3,284,569
Swiss Re Capital I LP 6.854%, 5/25/16(a)		6,435	6,885,450
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16	EUR	1,750	2,359,744
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	2,836	4,089,220
Vero Insurance Ltd. 6.15%, 9/07/25	AUD	700	737,765
Series 3 6.75%, 9/23/24		800	840,813
Series 5 6.75%, 10/06/26		500	528,396
WR Berkley Corp. 5.60%, 5/15/15	U.S.$	3,500	3,770,844
ZFS Finance USA Trust II 6.45%, 12/15/65(a)		1,695	1,830,600
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,010	3,220,700

			128,408,247

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(l)	U.S.$	778	$968,826

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		3,100	4,022,126
EPR Properties 5.75%, 8/15/22		3,445	3,836,056
7.75%, 7/15/20		3,544	4,299,017
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,290,542

			17,447,741

			331,692,388

Industrial – 2.4%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(a)		5,420	7,466,050
Braskem America Finance Co. 7.125%, 7/22/41(a)		3,672	3,901,500
Braskem Finance Ltd. 5.75%, 4/15/21(a)		200	213,750
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,324,181
7.125%, 5/01/20		1,100	1,375,311
Georgia-Pacific LLC 8.875%, 5/15/31		1,800	2,753,152
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		1,747	2,022,153
LyondellBasell Industries NV 6.00%, 11/15/21		2,070	2,511,543
Rhodia SA 6.875%, 9/15/20(a)		1,848	2,100,616
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,865,891
Teck Resources Ltd. 6.125%, 10/01/35		5,000	5,371,185
Vale Overseas Ltd. 5.625%, 9/15/19(b)		2,285	2,630,474
6.875%, 11/21/36		3,495	4,150,057
Westvaco Corp. 8.20%, 1/15/30		2,940	3,731,319
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,517,712
8.50%, 1/15/25		1,000	1,431,679

			47,366,573

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Mondi Consumer Packaging International AG 9.75%, 7/15/17(a)	EUR	1,652	$2,474,747
Odebrecht Finance Ltd. 7.125%, 6/26/42(a)	U.S.$	6,600	7,578,608
8.25%, 4/25/18(a)	BRL	5,903	3,046,281
Owens Corning 6.50%, 12/01/16(d)	U.S.$	355	401,506
Owens Corning, Inc. 7.00%, 12/01/36(d)		4,450	5,129,991

			18,631,133

Communications - Media – 0.2%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,860,415
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)		6,975	7,041,583
News America, Inc. 6.40%, 12/15/35		1,000	1,270,833

			12,172,831

Communications - Telecommunications – 0.2%
Qwest Corp. 6.75%, 12/01/21		1,000	1,176,912
6.875%, 9/15/33		5,000	5,037,500
7.625%, 6/15/15		1,590	1,778,245
Telefonica Emisiones SAU Series G 3.661%, 9/18/17(a)	EUR	1,550	2,178,172

			10,170,829

Consumer Cyclical - Automotive – 0.0%
Ford Motor Credit Co. LLC 7.00%, 10/01/13	U.S.$	974	998,708

Consumer Cyclical - Entertainment – 0.1%
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(e)		4,250	4,292,500

Consumer Cyclical - Other – 0.3%
Host Hotels & Resorts LP 5.25%, 3/15/22		4,000	4,460,000
9.00%, 5/15/17		1,000	1,047,552
Series Q 6.75%, 6/01/16		1,759	1,787,584

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Seminole Indian Tribe of Florida 6.535%, 10/01/20(a)	U.S.$	3,990	$4,468,800
7.75%, 10/01/17(a)		2,835	3,061,800
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15		2,035	2,338,728

			17,164,464

Consumer Cyclical - Retailers – 0.1%
Dollar General Corp. 4.125%, 7/15/17		2,743	3,002,370
Macy’s Retail Holdings, Inc. 6.375%, 3/15/37		3,500	4,231,580

			7,233,950

Consumer Non-Cyclical – 0.0%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	432,727
Mylan, Inc./PA 7.625%, 7/15/17(a)		330	365,475
7.875%, 7/15/20(a)		335	391,531
Whirlpool Corp. 8.60%, 5/01/14		190	204,827

			1,394,560

Energy – 0.3%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,683	3,085,139
8.70%, 3/15/19		2,000	2,700,202
Petrohawk Energy Corp. 7.25%, 8/15/18		6,400	7,083,200
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	565,435
Pride International, Inc. 6.875%, 8/15/20		1,327	1,686,492
Transocean, Inc. 6.80%, 3/15/38		1,916	2,236,169
7.50%, 4/15/31		1,800	2,199,818

			19,556,455

Other Industrial – 0.1%
URS Corp. 5.25%, 4/01/22(a)		4,000	4,252,768

Services – 0.0%
QVC, Inc. 7.50%, 10/01/19(a)		2,400	2,646,168

Transportation - Airlines – 0.0%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		1,013	1,176,113

			147,057,052

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.7%
Electric – 0.4%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)	U.S.$	14,103	$13,962,252
Dominion Resources, Inc./VA 7.50%, 6/30/66		4,100	4,556,125
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,583,480
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,000	2,392,612
Southern California Edison Co. Series E 6.25%, 2/01/22		3,300	3,683,097

			26,177,566

Natural Gas – 0.3%
Empresa de Energia de Bogota SA 6.125%, 11/10/21(a)(b)		1,904	2,122,612
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,609	1,848,339
Series H
6.65%, 10/15/34		1,500	1,937,773
SourceGas LLC 5.90%, 4/01/17(a)		3,000	3,276,069
Southern Union Co. 7.60%, 2/01/24		3,200	4,179,824
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,669,000

			16,033,617

			42,211,183

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Gazprom OAO Via Gaz Capital SA 6.51%, 3/07/22(a)		3,873	4,516,886
9.25%, 4/23/19(a)		7,353	9,577,283

			14,094,169

Total Corporates – Investment Grades (cost $467,388,687)			535,054,792

GOVERNMENTS - TREASURIES – 7.4%
Brazil – 0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	42,780	22,095,419

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brazilian Government International Bond 8.50%, 1/05/24	BRL	17,600	$9,790,729
10.25%, 1/10/28		2,649	1,641,764
12.50%, 1/05/22		25,811	17,609,404

			51,137,316

Colombia – 0.2%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	8,491,337
9.85%, 6/28/27		1,391,000	1,182,714

			9,674,051

Indonesia – 0.1%
Indonesia - Recap Linked Note (JPMC) 10.00%, 7/18/17	IDR	63,808,000	7,847,613

Portugal – 0.1%
Portugal Obrigacoes do Tesouro OT 3.85%, 4/15/21	EUR	4,348	5,146,413

Russia – 0.1%
Russian Federal Bond - OFZ Series 6204 7.50%, 3/15/18	RUB	232,655	7,958,360

South Africa – 0.3%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	2,069,320
Series R207 7.25%, 1/15/20		120,490	14,386,024
Series R208 6.75%, 3/31/21		21,565	2,508,687

			18,964,031

Turkey – 0.8%
Turkey Government Bond 9.00%, 1/27/16	TRY	56,046	34,029,259
Series 5YR 9.00%, 3/08/17		17,819	11,092,458

			45,121,717

United States – 5.0%
U.S. Treasury Bonds 1.25%, 2/15/14(m)	U.S.$	7,000	7,062,069
2.75%, 8/15/42		28,065	27,253,753
3.125%, 2/15/42		110,113	115,687,471
3.875%, 8/15/40		15,500	18,679,918
4.50%, 2/15/36		5,750	7,568,438
4.625%, 2/15/40		14,700	19,895,539
4.75%, 2/15/37		8,943	12,205,800
5.00%, 5/15/37		8,500	11,996,951

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.125%, 11/15/27-8/15/29	U.S.$	16,235	$24,429,926
6.25%, 8/15/23(m)		8,500	12,189,527
6.625%, 2/15/27		7,963	12,276,708
7.625%, 2/15/25		7,595	12,244,568
U.S. Treasury Notes 1.75%, 5/15/22		12,500	12,723,637
2.625%, 11/15/20		11,203	12,351,307

			306,565,612

Total Governments – Treasuries (cost $438,171,929)			452,415,113

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.0%
Non-Agency Fixed Rate – 3.7%
Bear Stearns ARM Trust Series 2007-3, Class 1A1 2.991%, 5/25/47		2,734	2,277,027
Series 2007-4, Class 22A1 5.349%, 6/25/47		11,550	10,692,967
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,349	889,847
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		15,275	14,477,011
Series 2006-AR3, Class 1A2A 5.629%, 6/25/36		7,115	6,646,869
Series 2007-AR4, Class 1A1A 5.62%, 3/25/37		3,142	2,986,151
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		3,271	2,790,954
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		7,682	6,608,789
Series 2006-2CB, Class A11 6.00%, 3/25/36		2,847	2,296,369
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		6,527	5,614,021
Series 2006-42, Class 1A6 6.00%, 1/25/47		2,563	1,922,519
Series 2006-HY12, Class A5 5.264%, 8/25/36		10,769	9,656,619
Series 2006-J1, Class 1A10 5.50%, 2/25/36		4,213	3,560,960
Series 2006-J5, Class 1A1 6.50%, 9/25/36		2,308	1,854,126
Series 2007-13, Class A2 6.00%, 6/25/47		8,598	7,778,297

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-16CB, Class 1A7 6.00%, 8/25/37	U.S.$	1,943	$1,722,450
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.082%, 9/25/47		2,726	2,277,158
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		6,622	5,960,363
First Horizon Alternative Mortgage Securities Trust Series 2005-AA3, Class 3A1 2.389%, 5/25/35		1,974	1,851,963
Series 2005-AA7, Class 2A1 2.358%, 9/25/35		1,313	1,166,562
Series 2006-AA3, Class A1 2.401%, 6/25/36		2,167	1,710,166
Series 2006-AA5, Class A1 2.348%, 9/25/36		5,944	4,874,691
Series 2006-AA7, Class A1 2.491%, 1/25/37		6,281	4,854,083
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		3,822	3,330,778
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 4.737%, 9/25/35		5,936	5,351,004
Series 2006-AR31 5.146%, 11/25/36		902	845,002
Series 2006-AR37, Class 2A1 5.09%, 2/25/37		2,426	2,147,505
Series 2007-AR1, Class 2A1 2.705%, 4/25/37		5,719	4,337,302
Series 2007-AR3, Class 1A1 3.217%, 7/25/37		1,797	1,693,061
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		3,442	3,236,274
Series 2006-2, Class 6A 6.50%, 2/25/36		3,435	2,808,879
Series 2007-12, Class 3A22 6.00%, 8/25/37		1,207	1,119,348
New Century Alternative Mortgage Loan Trust Series 2006-ALT1, Class AF4 6.31%, 7/25/36		4,418	3,262,786
Series 2006-ALT2, Class AF6A 5.887%, 10/25/36		12,333	9,129,089
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.766%, 9/25/35		6,241	5,307,968

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005-QA7, Class A21 3.289%, 7/25/35	U.S.$	4,315	$3,870,802
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		9,467	9,134,914
Series 2005-QS14, Class 3A3 6.00%, 9/25/35		3,131	2,752,810
Series 2006-QA1, Class A21 3.853%, 1/25/36		16,581	12,717,227
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		1,500	1,284,848
Series 2007-A1, Class A8 6.00%, 3/25/37		2,005	1,565,287
Series 2007-A5, Class 2A3 6.00%, 5/25/37		869	809,442
Residential Funding Mortgage Securities I, Inc. Series 2007-S6, Class 1A16 6.00%, 6/25/37		2,696	2,498,783
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.403%, 9/25/35		5,254	5,125,914
Series 2006-9, Class 4A1 5.647%, 10/25/36		3,196	2,965,783
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 5.218%, 9/25/36		3,078	1,929,166
Series 2006-7, Class A4 5.218%, 9/25/36		2,951	1,849,454
Series 2006-9, Class A4 5.986%, 10/25/36		3,165	2,283,877
Series 2006-9, Class A6 5.751%, 10/25/36		3,264	2,354,597
Series 2007-HY3, Class 4A1 2.654%, 3/25/37		6,818	6,386,234
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		3,332	2,899,616
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.891%, 12/28/37		14,085	12,655,933
Series 2007-AR8, Class A1 5.987%, 11/25/37		7,434	6,774,233

			226,897,878

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 2.3%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 1A1 2.55%, 10/25/35(d)	U.S.$	1,274	$1,202,587
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A6 37.799%, 8/25/37(d)		2,323	4,474,776
Series 2007-7T2, Class A3 0.80%, 4/25/37(d)		5,241	3,256,742
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.80%, 8/25/37(d)		2,160	1,740,510
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2007-OA3, Class A1 0.34%, 7/25/47(d)		10,459	8,837,302
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.39%, 8/25/47(d)		2,197	1,776,717
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 1A1A 1.097%, 3/19/46(d)		6,500	4,458,777
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.42%, 6/25/37(d)		3,517	2,639,017
HarborView Mortgage Loan Trust 0.36%, 5/25/38(d)		736	523,873
Series 2006-10, Class 2A1A 0.379%, 11/19/36(d)		6,360	5,400,827
Series 2006-SB1, Class A1A 1.027%, 12/19/36(d)		6,617	4,990,993
Series 2007-4, Class 2A1 0.419%, 7/19/47(d)		9,469	7,973,238
Series 2007-7, Class 2A1A 1.20%, 11/25/47(d)		3,292	2,916,185
Impac Secured Assets Trust Series 2006-3, Class A6 0.40%, 11/25/36(d)		3,647	2,313,677
Series 2007-1, Class A2 0.36%, 3/25/37(d)		3,679	2,756,051
IndyMac Index Mortgage Loan Trust Series 2006-FLX1, Class A1 0.41%, 11/25/36(d)		1,225	1,033,138
Series 2007-FLX3, Class A1 0.44%, 6/25/37(d)		5,067	4,497,759

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman Mortgage Trust Series 2005-2, Class 5A2 27.139%, 12/25/35(d)	U.S.$	1,299	$2,000,890
Series 2007-1, Class 3A1 0.45%, 2/25/37(d)		3,869	930,858
Series 2007-1, Class 3A2 7.05%, 2/25/37(d)(n)		3,869	1,486,362
Lehman XS Trust Series 2007-15N, Class 4A1 1.10%, 8/25/47(d)		1,272	898,393
Series 2007-16N, Class 2A2 1.05%, 9/25/47(d)		1,626	1,233,786
Series 2007-4N, Class 3A2A 0.927%, 3/25/47(d)		5,996	4,827,646
Luminent Mortgage Trust Series 2006-4, Class A1A 0.39%, 5/25/46(d)		955	653,213
Series 2006-6, Class A1 0.40%, 10/25/46(d)		3,747	3,272,851
Merrill Lynch Alternative Note Asset Series 2007-OAR1, Class A1 0.37%, 2/25/37(d)		2,311	2,105,072
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 0.35%, 8/25/36(d)		13,879	7,763,370
NovaStar Mortgage-Backed Notes Series 2006-MTA1, Class 2A1A 0.39%, 9/25/46(d)		2,830	2,128,471
PHH Alternative Mortgage Trust Series Series 2007-1, Class 1A1 0.36%, 2/25/37(d)		1,885	1,632,348
Residential Accredit Loans, Inc. Series 2005-QO4, Class 2A1 0.48%, 12/25/45(d)		6,812	5,200,808
Series 2006-QA4, Class A 0.38%, 5/25/36(d)		7,435	5,852,826
Series 2006-QO2, Class A1 0.42%, 2/25/46(d)		2,421	1,229,851
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.675%, 8/25/47(d)		4,261	3,459,145
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A 1.098%, 9/25/46(d)		4,761	3,250,926
Series 2006-AR3, Class A1A 1.178%, 2/25/46(d)		1,663	1,555,668

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-AR5, Class A1A 1.167%, 6/25/46(d)	U.S.$	2,145	$1,864,020
Series 2007-OA1, Class A1A 0.877%, 2/25/47(d)		13,246	10,469,720
Series 2007-OA3, Class 2A1A 0.937%, 4/25/47(d)		2,251	1,996,137
Series 2007-OA4, Class A1A 0.938%, 4/25/47(d)		6,089	4,181,866
Series 2007-OA5, Class 1A 0.927%, 6/25/47(d)		13,590	11,827,869

			140,614,265

Non-Agency ARMs – 0.0%
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-HYB2, Class 3A1 2.882%, 2/25/47		3,065	2,420,564

Total Collateralized Mortgage Obligations (cost $339,313,374)			369,932,707

EMERGING MARKETS – CORPORATE BONDS – 3.5%
Industrial – 3.1%
Basic – 0.4%
Braskem Finance Ltd. 7.00%, 5/07/20(a)		2,300	2,645,000
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(a)		5,969	5,741,707
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(a)		10,301	10,192,731
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)		4,299	4,449,465

			23,028,903

Capital Goods – 0.2%
Ferreycorp SAA 4.875%, 4/26/20(a)		4,418	4,450,955
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		830	881,875
Rearden G Holdings EINS GmbH 7.875%, 3/30/20(a)		3,770	4,139,460
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)(b)		3,525	3,066,750

			12,539,040

Communications - Media – 0.5%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	2,895	4,079,450
CET 21 Spol Sro 9.00%, 11/01/17(a)		3,532	5,163,129

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Columbus International, Inc. 11.50%, 11/20/14(a)	U.S.$	16,683	$18,559,837
European Media Capital SA 10.00%, 2/01/15(l)		537	520,567

			28,322,983

Communications - Telecommunications – 0.4%
Colombia Telecomunicaciones SA ESP 5.375%, 9/27/22(a)		3,787	3,794,855
Empresa de Telecomunicaciones de Bogota 7.00%, 1/17/23(a)	COP	5,840,000	3,393,442
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)(b)	U.S.$	3,250	3,902,925
VimpelCom Holdings BV 7.504%, 3/01/22(a)		3,720	4,203,600
9.00%, 2/13/18(a)	RUB	340,000	11,425,520

			26,720,342

Consumer Cyclical - Other – 0.2%
Peermont Global Pty Ltd. 7.75%, 4/30/14(a)	EUR	4,400	5,664,202
Studio City Finance Ltd. 8.50%, 12/01/20(a)	U.S.$	6,910	7,739,200

			13,403,402

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 5.703%, 6/15/15(a)(d)	EUR	2,434	3,085,252
Edcon Pty Ltd. 9.50%, 3/01/18(a)		2,675	3,637,333

			6,722,585

Consumer Non-Cyclical – 1.0%
Agrokor DD 8.875%, 2/01/20(a)	U.S.$	1,796	2,001,011
9.875%, 5/01/19(a)	EUR	3,747	5,600,784
Corp. Azucarera del Peru SA 6.375%, 8/02/22(a)(b)	U.S.$	4,030	4,326,296
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	2,826	4,093,871
Hypermarcas SA 6.50%, 4/20/21(a)	U.S.$	8,432	9,077,048
Marfrig Holding Europe BV 8.375%, 5/09/18(a)(b)		13,048	11,612,720
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		4,569	4,157,790
Tonon Bioenergia SA 9.25%, 1/24/20(a)(b)		6,355	6,593,128

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

USJ Acucar e Alcool SA 9.875%, 11/09/19(a)	U.S.$	1,670	$1,878,750
Virgolino de Oliveira Finance Ltd. 11.75%, 2/09/22(a)(b)		12,500	12,812,500

			62,153,898

Energy – 0.1%
Golden Close Maritime Corp., Ltd 11.00%, 12/09/15		3,200	3,415,865

Technology – 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18		2,800	3,136,000
MMI International Ltd. 8.00%, 3/01/17(a)		5,998	6,080,472

			9,216,472

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(a)(b)		3,881	3,242,991

			188,766,481

Financial Institutions – 0.3%
Banking – 0.3%
Banco de Reservas de LA Republica Dominicana 7.00%, 2/01/23(a)		8,137	8,328,220
Turkiye Vakiflar Bankasi Tao 6.00%, 11/01/22(a)		12,500	13,203,125

			21,531,345

Utility – 0.1%
Electric – 0.1%
AES El Salvador Trust II 6.75%, 3/28/23(a)		3,050	3,191,817

Total Emerging Markets – Corporate Bonds (cost $206,634,461)			213,489,643

BANK LOANS – 3.4%
Industrial – 3.3%
Basic – 0.2%
FMG Resources (August 2006) Pty. Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(d)		7,761	7,896,818
Patriot Coal Corporation 9.25%, 12/31/13(d)		2,950	2,874,421
Unifrax Holding Co. 5.25%, 11/01/18(d)	EUR	2,818	3,731,976

			14,503,215

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Serta Simmons Holdings LLC 5.00%, 10/01/19(d)	U.S.$	5,736	$5,810,016

Communications - Media – 0.0%
Clear Channel Communications, Inc. 3.85%, 1/29/16(d)		124	113,375
Univision Communications, Inc. 4.45%, 3/31/17(d)		1,107	1,115,308

			1,228,683

Consumer Cyclical - Automotive – 0.5%
Affinia Group, Inc. 4.75%, 4/25/20(d)		9,000	9,101,250
Federal-Mogul Corporation 2.14%, 12/29/14-12/28/15(d)		1,934	1,831,846
TI Group Automotive Systems LLC 5.50%, 3/28/19(d)		6,563	6,660,937
Veyance Technologies, Inc. 5.25%, 9/08/17(d)		12,825	12,886,432

			30,480,465

Consumer Cyclical - Entertainment – 0.3%
ClubCorp Club Operations, Inc. 5.00%, 11/30/16(d)		2,354	2,395,072
Harrah’s Las Vegas Propco LLC 3.69%, 2/13/14(d)		8,675	7,964,778
Station Casinos LLC 5.00%, 3/02/20(d)		7,500	7,585,575

			17,945,425

Consumer Cyclical - Other – 0.2%
Global Cash Access, Inc. 7.00%, 3/01/16(d)		383	386,848
Las Vegas Sands LLC 2.70%, 11/23/16(d)		271	271,593
New HB Acquisition, LLC 6.75%, 4/09/20(d)		10,800	11,043,000
Wolverine World Wide, Inc. 4.00%, 10/09/19(d)		1,279	1,290,478

			12,991,919

Consumer Cyclical - Retailers – 0.2%
Bass Pro Group LLC 4.00%, 11/20/19(d)		2,940	2,967,550
Burlington Coat Factory Warehouse Corporation 5.50%, 2/23/17(d)		653	660,858
Harbor Freight Tools USA, Inc./Central Purchasing LLC 5.50%, 11/14/17(d)		2,382	2,412,370
Rite Aid Corporation 5.75%, 8/21/20(d)		3,000	3,110,010

			9,150,788

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.7%
Air Medical Group Holdings, Inc. 6.50%, 6/30/18(d)	U.S.$	5,486	$5,606,289
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(d)		6,360	6,586,607
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 12/31/17(o)		11,500	11,615,000
ConvaTec, Inc. 5.00%, 12/22/16(d)		1,210	1,230,876
H.J. Heinz Company 3/27/20(o)		3,800	3,833,250
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.70%, 7/11/14(d)		1,928	1,725,452
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00%, 8/19/18(d)		4,925	4,990,998
Kinetic Concepts, Inc. 5.50%, 5/04/18(d)		2,814	2,860,670
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(d)		3,144	3,173,052
US Foods, Inc. (aka U.S. Foodservice, Inc.) 5.75%, 3/31/17(d)		628	635,511

			42,257,705

Energy – 0.0%
Citgo Petroleum Corporation 9.00%, 6/24/17(d)		1,617	1,649,376

Other Industrial – 0.2%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(d)		4,988	5,021,166
Asurion LLC (fka Asurion Corporation) 4.50%, 5/24/19(d)		4,825	4,878,267
Gavilon Group LLC, The 6.00%, 12/06/16(d)		309	308,409
Navistar, Inc. 5.75%, 8/17/17(d)		3,605	3,670,359

			13,878,201

Services – 0.5%
Supervalu, Inc. 6.25%, 3/21/19(d)		9,750	9,895,080
Travelport LLC (fka Travelport Inc.) 9.50%, 1/31/16(d)		18,579	19,043,196

			28,938,276

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.4%
Alcatel-Lucent USA Inc. 7.25%, 1/30/19(d)	U.S.$	6,703	$6,866,959
Avaya, Inc. 4.79%, 10/26/17(d)		385	358,438
Blackboard, Inc. 11.50%, 4/04/19(d)		8,250	8,324,250
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(d)		4,875	4,338,750
Syniverse Holdings, Inc. 5.00%, 4/23/19(d)		993	1,000,361

			20,888,758

			199,722,827

Non Corporate Sectors – 0.1%
Foreign Local Government - Municipal – 0.1%
Education Management LLC 4.31%, 6/01/16(d)		5,560	4,613,366

Utility – 0.0%
Other Utility – 0.0%
Willbros United States Holdings, Inc. 9.50%, 6/30/14(d)		861	855,974

Financial Institutions – 0.0%
REITS – 0.0%
iStar Financial, Inc. 5.25%, 3/19/16(d)		525	529,290

Total Bank Loans (cost $202,014,716)			205,721,457

EMERGING MARKETS – SOVEREIGNS – 3.1%
Argentina – 0.7%
Argentina Boden Bonds 7.00%, 10/03/15		21,871	18,987,847
Argentina Bonar Bonds Series X 7.00%, 4/17/17(b)		18,150	14,717,634
Argentine Republic Government International Bond 7.82%, 12/31/33	EUR	7,070	5,353,549
Series NY 2.50%, 12/31/38(i)	U.S.$	14,680	4,881,100
8.28%, 12/31/33		1,885	1,114,547

			45,054,677

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cote D’Ivoire – 0.6%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)	U.S.$	39,199	$37,435,045

Croatia – 0.2%
Croatia Government International Bond 6.625%, 7/14/20(a)		5,350	6,096,325
6.75%, 11/05/19(a)		3,280	3,750,155

			9,846,480

Dominican Republic – 0.3%
Dominican Republic International Bond 8.625%, 4/20/27(a)		14,203	17,824,765

El Salvador – 0.3%
El Salvador Government International Bond 7.375%, 12/01/19(a)		1,495	1,775,313
7.625%, 9/21/34(a)		872	1,050,760
7.65%, 6/15/35(a)		6,400	7,440,000
7.65%, 6/15/35(a)(b)		5,145	5,981,062
7.75%, 1/24/23(a)		700	850,500

			17,097,635

Gabon – 0.1%
Gabonese Republic 8.20%, 12/12/17(a)		3,208	3,897,720

Ghana – 0.1%
Republic of Ghana 8.50%, 10/04/17(a)		130	149,500
8.50%, 10/04/17(a)(b)		4,394	5,053,100

			5,202,600

Serbia – 0.1%
Republic of Serbia
6.75%, 11/01/24(a)		1,505	1,525,491
7.25%, 9/28/21(a)		6,418	7,493,015

			9,018,506

Turkey – 0.0%
Turkey Government International Bond 7.375%, 2/05/25		1,649	2,201,415

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)		7,645	9,594,475

Venezuela – 0.5%
Venezuela Government International Bond 7.65%, 4/21/25(b)		38,000	32,927,000

Total Emerging Markets – Sovereigns (cost $145,560,101)			190,100,318

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.5%
Non-Agency Fixed Rate CMBS – 2.2%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51	U.S.$	6,665	$7,514,482
Banc of America Re-REMICs Trust Series 2009-UB1, Class A4B 5.687%, 6/24/50(a)		3,500	3,573,675
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		2,409	2,435,265
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 5.989%, 6/15/38		1,840	1,861,695
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		5,184	5,821,765
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	6,256,046
DB-UBS Mortgage Trust Series 2011-LC2A, Class D 5.626%, 7/10/44(a)		2,500	2,699,612
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AJ 5.471%, 11/10/45		5,000	4,929,755
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		10,561	11,889,971
GS Mortgage Securities Corp. II Series 2011-GC5, Class C 5.475%, 8/10/44(a)		7,937	9,153,089
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.826%, 4/10/38		11,756	11,965,116
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB19, Class AM 5.91%, 2/12/49		10,321	11,638,362
Series 2007-LD11, Class AM 6.002%, 6/15/49		10,744	11,436,724
Series 2007-LD12, Class AM 6.198%, 2/15/51		1,856	2,153,838
Series 2007-LDPX, Class AM 5.464%, 1/15/49		6,789	7,326,293

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-CBX, Class D 5.362%, 6/15/45(a)	U.S.$	5,000	$5,372,258
Series 2012-CBX, Class E 5.362%, 6/15/45(a)		6,521	6,407,291
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		7,127	7,622,564
Series 2008-C1, Class AJ 6.325%, 4/15/41		762	801,019
LSTAR Commercial Mortgage Trust Series 2011-1, Class C 5.542%, 6/25/43(a)		2,000	2,159,104
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,867,592
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class D 5.05%, 5/10/63(a)		2,300	2,379,909
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		2,500	2,351,317
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(a)		2,480	2,553,646
WFRBS Commercial Mortgage Trust Series 2012-C6, Class D 5.749%, 4/15/45(a)		1,300	1,407,947

			134,578,335

Non-Agency Floating Rate CMBS – 0.3%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.499%, 6/15/22(a)(d)		1,006	937,471
Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8, Class D 0.499%, 6/15/20(a)(d)		4,475	4,170,302
Series 2007-WHL8, Class E 0.599%, 6/15/20(a)(d)		12,800	11,736,461
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 5.417%, 6/15/44(a)(c)		2,576	2,852,052

			19,696,286

Total Commercial Mortgage-Backed Securities (cost $130,896,707)			154,274,621

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 1.4%
Financial Institutions – 1.3%
Banking – 0.7%
Citigroup Capital XIII 7.875%(c)	144,000	$4,066,560
CoBank ACB 6.25%(a)	35,289	3,775,923
Goldman Sachs Group, Inc. (The) Series J 5.50%	367,725	9,454,210
Royal Bank of Scotland Group PLC Series M 6.40%	360,000	8,359,200
Santander Finance Preferred SAU 6.80%	67,000	1,700,460
US Bancorp Series F 6.50%	270,000	8,089,200
Zions Bancorporation Series C 9.50%	196,500	5,093,280
Zions Bancorporation Series G 6.30%	75,000	2,036,250

		42,575,083

Finance – 0.0%
Brandywine Realty Trust Series E 6.90%	97,325	2,559,647

Insurance – 0.1%
Hartford Financial Services Group, Inc. 7.875%	170,000	5,264,900
XLIT Ltd. 0.00%(d)	1,750	1,418,594

		6,683,494

Other Finance – 0.2%
RBS Capital Funding Trust V Series E 5.90%	427,925	9,388,674

REITS – 0.3%
CapLease, Inc. Series C 7.25%	81,000	2,190,969
Cedar Realty Trust, Inc. Series B 7.25%	104,195	2,730,951
Health Care REIT, Inc. Series J 6.50%	116,925	3,206,083

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Hersha Hospitality Trust Series C 6.875%		127,275	$3,290,059
Sabra Health Care REIT, Inc. Series A 7.125%		194,150	4,975,094
Sovereign Real Estate Investment Trust 12.00%(a)		501	659,250

			17,052,406

			78,259,304

Industrial – 0.1%
Basic – 0.0%
ArcelorMittal 6.00%		31,675	655,673

Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)		6,280	7,944,200

			8,599,873

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		11,250	53,325
Federal National Mortgage Association Series S 8.25%		51,350	235,183

			288,508

Total Preferred Stocks (cost $78,036,431)			87,147,685

		Principal Amount (000)
QUASI-SOVEREIGNS – 1.3%
Quasi-Sovereign Bonds – 1.3%
Hungary – 0.1%
Magyar Export-Import Bank RT 5.50%, 2/12/18(a)	U.S.$	3,291	3,315,134

Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(a)		5,600	7,420,000
Pertamina Persero PT 6.00%, 5/03/42(a)		720	773,151
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)		11,216	11,131,880

			19,325,031

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)	U.S.$	3,746	$4,513,930

Russia – 0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)		17,519	19,292,799
7.75%, 5/29/18(a)		11,479	13,459,127

			32,751,926

Trinidad & Tobago – 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		3,650	4,672,000

Ukraine – 0.1%
National JSC Naftogaz of Ukraine 9.50%, 9/30/14		5,978	6,199,784
Ukreximbank Via Biz Finance PLC 8.375%, 4/27/15(a)		1,620	1,613,844

			7,813,628

United States – 0.1%
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		4,527	5,206,050

Total Quasi-Sovereigns (cost $66,812,262)			77,597,699

EMERGING MARKETS – TREASURIES – 1.0%
Costa Rica – 0.2%
Republic of Costa Rica 10.58%, 6/22/16(a)	CRC	4,150,000	9,113,597
11.13%, 3/28/18(a)		2,620,500	5,987,215

			15,100,812

Dominican Republic – 0.3%
Dominican Republic 15.95%, 6/04/21(a)	DOP	52,700	1,611,947
Dominican Republic International Bond 16.00%, 7/10/20(a)		563,400	17,103,153

			18,715,100

Indonesia – 0.2%
Indonesia - Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	68,280,000	9,640,315

Nigeria – 0.2%
Nigeria Government Bond Series 10YR 16.39%, 1/27/22	NGN	652,500	5,148,555

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 7 16.00%, 6/29/19	NGN	812,485	$6,000,562

			11,149,117

Philippines – 0.1%
Philippine Government International Bond 6.25%, 1/14/36	PHP	280,000	8,886,619

Total Emerging Markets – Treasuries (cost $57,928,567)			63,491,963

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.0%
United States – 1.0%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	U.S.$	15,625	13,847,031
California GO 7.60%, 11/01/40		1,200	1,820,736
7.625%, 3/01/40		1,250	1,871,400
7.95%, 3/01/36		2,235	2,847,591
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		11,930	10,406,181
Illinois GO 7.35%, 7/01/35		4,120	5,056,517
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		9,585	9,408,061
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		6,825	6,381,921
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41		3,855	3,415,299
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		4,520	3,804,258

Total Local Governments – Municipal Bonds (cost $53,668,805)			58,858,995

GOVERNMENTS – SOVEREIGN AGENCIES – 0.7%
Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15		356	344,786
2.375%, 5/25/16		4,218	4,049,280

			4,394,066

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.3%
Sberbank of Russia Via SB Capital SA 5.125%, 10/29/22(a)(b)	U.S.$	11,313	$11,461,200
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(a)		3,433	3,850,110

			15,311,310

Spain – 0.0%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	2,700	2,672,047

Ukraine – 0.0%
Financing of Infrastrucural Projects State Enterprise 7.40%, 4/20/18(a)	U.S.$	2,500	2,374,629

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	10,900	17,291,310

Total Governments – Sovereign Agencies (cost $38,862,281)			42,043,362

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Fixed Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	2,108	1,893,100
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,651	1,407,032
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	2,073,648
Series 2006-10, Class AF3 5.985%, 6/25/36		2,184	1,436,406
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		2,910	2,513,275
Series 2007-6, Class 3A5 5.72%, 5/25/37		1,105	970,471
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		2,070	1,329,873
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,924	1,414,986

			13,038,791

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.1%
GSAA Home Equity Trust Series 2006-6, Class AF4 5.169%, 3/25/36(d)	U.S.$	5,531	$3,511,555
Series 2006-6, Class AF5 5.169%, 3/25/36(d)		4,476	2,841,109

			6,352,664

Total Asset-Backed Securities (cost $17,667,784)			19,391,455

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Indonesia – 0.1%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,555,919

Nigeria – 0.1%
Nigeria - Recap Linked (Citi) 7.55%, 5/01/17(a)	NGN	378,300	2,636,128
15.10%, 5/01/17(a)		357,900	2,493,974
Nigeria - Recap Linked (HSBC) 15.10%, 5/02/17(a)		377,000	2,624,684

			7,754,786

Total Governments - Sovereign Bonds (cost $9,790,460)			10,310,705

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Local Governments - Regional Bonds – 0.1%
Bogota Distrito Capital 9.75%, 7/26/28(a)	COP	6,665,000	5,537,353
Provincia de Cordoba 12.375%, 8/17/17(a)	U.S.$	4,226	3,317,410

Total Local Governments - Regional Bonds (cost $7,033,496)			8,854,763

INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Uruguay Government International Bond 3.70%, 6/26/37 (cost $2,775,114)	UYU	63,654	4,109,849

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Portfolio of Investments

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.1%
American Media Operations, Inc.(h)(j)		15,926	$47,778
AOT Bedding Super Holdings, LLC(h)(j)		43	156,024
Gallery Media(j)(p)		202	262,600
Greektown Superholdings, Inc.(h)(j)(k)		541	42,198
HMH Holdings Delaware, Inc.		56,116	1,346,784
Keystone Automotive Operations, Inc.(h)(j)(k)		41,929	418,452
Merisant Co.(h)(j)(k)		999	89,943
Neenah Enterprises, Inc.(h)(j)(k)		49,578	322,257
New Cotai LLC(h)(j)		13	401,375
Realogy Holdings Corp.		10,181	488,688
SNS Bank NV(h)(j)(k)		1,001,000	1
U.S. Shipping Corp.(h)(j)		27,473	– 0	–

Total Common Stocks (cost $5,358,094)			3,576,100

		Principal Amount (000)
SUPRANATIONALS – 0.0%
Eurasian Development Bank 7.375%, 9/29/14(a) (cost $1,775,440)	U.S.$	1,760	1,891,120

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 13, Exercise Price: $ 149.00(k)(q) (cost $3,206,512)		6,903	1,839,649

		Shares
WARRANTS – 0.0%
Alion Science and Technology Corp. , expiring 11/01/14(j)(k)(l)		1,050	– 0	–
Fairpoint Communications, Inc. , expiring 1/24/18(h)(j)(k)		6,740	– 0	–
iPayment Holdings, Inc. , expiring 11/15/18(j)(k)		2,952	– 0	–
Magnachip Semiconductor , expiring 12/31/49(h)(j)(k)		12,000	2,640
Talon Equity Co. NV , expiring 11/24/15(h)(j)(k)		877	– 0	–

Total Warrants (cost $6)			2,640

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 10.5%
Investment Companies – 10.5%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09%(r) (cost $641,098,486)	641,098,486	$641,098,486

Total Investments – 102.6% (cost $5,830,038,885)		6,269,023,035
Other assets less liabilities – (2.6)%		(159,563,077)

Net Assets – 100.0%		$6,109,459,958

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 2 Yr Note Futures (CBT)	3,517	June 2013	$775,321,526	$775,938,125	$616,599
U.S. 5 Yr Note Futures (CBT)	5,478	June 2013	678,491,510	682,781,371	4,289,861

					$4,906,460

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	118,461	USD	181,246	5/16/13	$(2,747,752)
Barclays Bank PLC	USD	160	GBP	105	5/16/13	3,039
Barclays Bank PLC	IDR	234,647,570	USD	23,958	5/24/13	(122,724)
BNP Paribas SA	EUR	301,003	USD	392,801	5/16/13	(3,639,491)
BNP Paribas SA	PEN	73,845	USD	28,508	5/16/13	598,495
Brown Brothers Harriman & Co.	EUR	2,243	USD	2,917	5/16/13	(36,306)
Brown Brothers Harriman & Co.	USD	1,188	EUR	905	5/16/13	3,287
Brown Brothers Harriman & Co.	CHF	2,239	USD	2,368	5/23/13	(40,193)
Canadian Imperial Bank of Commerce	EUR	1,780	USD	2,316	5/16/13	(28,356)
Citibank	USD	122,968	MXN	1,494,409	5/23/13	(113,929)
Citibank	USD	37,539	RUB	1,191,541	5/28/13	560,321
Citibank	ZAR	160,104	USD	17,327	6/07/13	(425,904)
Credit Suisse International	COP	14,654,708	USD	8,023	5/16/13	2,288
Deutsche Bank	EUR	12,123	USD	15,775	5/16/13	(191,095)
Deutsche Bank	USD	42,136	INR	2,316,635	5/24/13	900,347
Deutsche Bank	AUD	4,578	USD	4,680	6/14/13	(50,236)
Goldman Sachs	BRL	72,435	USD	35,993	5/03/13	(206,727)
Goldman Sachs	USD	36,187	BRL	72,435	5/03/13	12,532
Goldman Sachs	USD	13,580	TRY	24,491	6/07/13	27,864
Goldman Sachs	USD	9,446	HUF	2,202,158	6/13/13	198,689
HSBC Bank USA	GBP	61,683	USD	93,941	5/16/13	(1,864,705)
JPMorgan Chase Bank	USD	3,167	HUF	726,983	6/13/13	17,368
Royal Bank of Scotland	JPY	6,152,818	USD	62,101	5/31/13	(1,023,220)
Royal Bank of Scotland	CAD	129,473	USD	125,947	6/07/13	(2,455,629)
Royal Bank of Scotland	HUF	2,222,504	USD	9,551	6/13/13	(183,728)
Standard Chartered Bank	JPY	11,409,557	USD	114,399	5/31/13	(2,657,177)
UBS Securities LLC	BRL	72,435	USD	36,187	5/03/13	(12,532)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	USD	35,779	BRL	72,435	5/03/13	420,069
UBS Securities LLC	BRL	72,435	USD	35,665	6/04/13	(395,490)

						$(13,450,895)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put-CDX NAHY-20 5 Year Index	JPMorgan Chase Bank, NA	Sell	100.00%	9/18/13	$70,500	$1,410,000	$(371,462)
Put-CDX NAHY-20 5 Year Index	JPMorgan Chase Bank, NA	Sell	100.00	9/18/13	70,500	1,353,600	(371,462)

						$2,763,600	$(742,924)

CENTRALLY CLEARED SWAP CONTRACTS (see Note D)

				Rate Type
Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC (CME)		$49,410	5/1/18	0.83%	3 Month LIBOR	$37,759
Morgan Stanley & Co. LLC (CME)		25,600	4/24/23	1.86%	3 Month LIBOR	(48,493)
Morgan Stanley & Co. LLC (CME)	GBP	20,950	4/30/23	1.80%	6 Month LIBOR	(1,079)
Morgan Stanley & Co. LLC (CME)		5,610	4/30/43	6 Month LIBOR	2.89%	549

						$(11,264)

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Bank of America, NA		$23,380	7/05/22	1.74%	3 Month LIBOR	$(157,562)	$	– 0	–	$(157,562)
Bank of America, NA	GBP	7,030	12/06/22	1.86%	6 Month LIBOR	(141,936)		– 0	–	(141,936)
Bank of America, NA		3,150	12/06/42	6 Month LIBOR	2.97%	95,481		– 0	–	95,481
Citibank, NA		111,140	6/11/22	1.83%	3 Month LIBOR	(1,922,171)		– 0	–	(1,922,171)
Citibank, NA		17,670	11/23/22	1.72%	3 Month LIBOR	(23,195)		– 0	–	(23,195)
Credit Suisse International		650,000	10/29/14	0.41%	3 Month LIBOR	(959,268)		– 0	–	(959,268)
Credit Suisse International		61,630	12/07/14	0.36%	3 Month LIBOR	(100,455)		– 0	–	(100,455)
Credit Suisse International		99,800	1/31/15	0.44%	3 Month LIBOR	(297,479)		– 0	–	(297,479)

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Credit Suisse International		$600,000	4/08/18	0.93%	3 Month LIBOR	(3,002,765)	– 0	–	(3,002,765)
Deutsche Bank AG	GBP	117,670	10/04/22	1.86%	6 Month LIBOR	(2,131,830)	– 0	–	(2,131,830)
Deutsche Bank AG		$49,575	10/04/42	6 Month LIBOR	2.97%	922,616	– 0	–	922,616
Goldman Sachs International		88,500	11/05/14	0.38%	3 Month LIBOR	367,214	– 0	–	367,214
Goldman Sachs International		62,150	9/17/22	1.80%	3 Month LIBOR	(369,243)	– 0	–	(369,243)
Goldman Sachs International		26,730	1/24/23	1.89%	3 Month LIBOR	(337,389)	– 0	–	(337,389)
JPMorgan Chase Bank, NA		109,340	2/19/15	0.42%	3 Month LIBOR	(203,085)	– 0	–	(203,085)
JPMorgan Chase Bank, NA		17,500	1/03/23	1.79%	3 Month LIBOR	(79,630)	– 0	–	(79,630)
JPMorgan Chase Bank, NA	GBP	10,830	1/22/23	2.05%	6 Month LIBOR	(465,954)	– 0	–	(465,954)
JPMorgan Chase Bank, NA		9,330	1/22/43	6 Month LIBOR	3.11%	670,435	– 0	–	670,435
Morgan Stanley Capital Services LLC		$8,500	2/17/22	2.01%	3 Month LIBOR	(284,423)	(86,540)		(197,883)

						$(8,420,639)	$(86,540)		$(8,334,099)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Barclays Bank PLC:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 3/20/17*	(5.00)%	5.46%	$2,240	$30,583	$168,512	$(137,929)
Liz Claibone, Inc., 5.00% 7/08/13, 12/20/13*	(5.00)	0.01	1,090	(40,737)	8,936	(49,673)
Nokia Oyj, 6.75% 2/04/19, 9/20/14*	(5.00)	1.21	15,000	(825,593)	837,760	(1,663,353)
The McClatchy Co., 5.75% 9/01/17, 12/20/13*	(5.00)	0.02	1,090	(38,102)	16,756	(54,858)
Citibank, NA:
Venezuela Government International Bond, 9.25% 9/15/27, 3/20/16*	(5.00)%	7.26%	24,500	1,239,366	3,712,381	(2,473,015)
Deutsche Bank:
Ally Financial, Inc., 7.50% 9/15/20, 6/20/17*	(5.00)	1.65	4,500	(627,317)	(189,075)	(438,242)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA:
CDX NAHY Series 11 5 Year Index, 12/20/13*	—	28.74%		$2,791	$472,598	$643,467	$(170,869)
JPMorgan Chase Bank, NA:
MBIA, Inc., 6.625% 10/01/28, 12/20/13*	(5.00)%	0.33		2,180	25,815	93,540	(67,725)
Morgan Stanley Capital Services LLC:
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	4.32	EUR	2,655	(110,584)	180,072	(290,656)
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	4.32		$3,795	(158,067)	262,308	(420,375)

Sale Contracts
Bank of America, NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	4.00		4,250	187,060	(129,872)	316,932
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	2.92		4,500	258,827	(213,647)	472,474
CDX NAHY Series 17 5 Year Index, 12/20/16*	5.00	2.57		30,240	2,671,200	(2,506,390)	5,177,590
CDX NAHY Series 17 5 Year Index, 12/20/16*	5.00	2.57		33,600	2,968,000	(1,689,593)	4,657,593
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.11		925	(86,220)	(151,873)	65,653
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.11		463	(43,111)	(75,854)	32,743
HCA, Inc., 6.375% 1/15/15, 6/20/17*	5.00	1.86		6,000	788,894	46,384	742,510
iTraxx Europe-9 10 Year Index, 6/20/18*	3.00	4.44	EUR	14,486	(1,257,217)	(2,022,747)	765,530
iTraxx Europe-9 10 Year Index, 6/20/18*	3.00	4.44		$2,897	(251,443)	(380,709)	129,266

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe-9 10 Year Index, 6/20/18*	3.00%	4.44%	$2,897	$(251,444)	$(370,382)	$118,938
iTraxx Europe-9 10 Year Index, 6/20/18*	3.00	4.44	2,897	(251,443)	(369,037)	117,594
Sanmina -SCI Corp., 8.125% 3/01/16, 6/20/17*	5.00	3.26	5,990	438,894	(281,642)	720,536
Barclays Bank PLC:
Advanced Micro Devices, Inc., 7.750% 8/01/20, 3/20/16*	5.00	4.41	9,500	171,839	(769,892)	941,731
Advanced Micro Devices, Inc., 7.750% 8/01/20, 3/20/16*	5.00	4.41	8,390	151,761	(559,932)	711,693
AK Steel Corp., 7.625% 5/15/20, 6/20/17*	5.00	10.22	5,150	(815,849)	(535,529)	(280,320)
Alcatel-Lucent USA Inc., 6.50% 1/15/28, 6/20/16*	5.00	4.52	5,000	100,114	196,276	(96,162)
Cablevision Systems Corp., 8.00% 4/15/12, 3/20/16*	5.00	2.03	3,000	258,695	210,044	48,651
CDX-NAHY Series 17 5 Year Index, 12/20/16*	5.00	2.57	31,680	2,798,400	(2,065,523)	4,863,923
CDX-NAIG Series 15 5 Year Index, 12/20/15*	1.00	1.07	3,000	(1,766)	(231,981)	230,215
Clear Channel Communications, Inc., 6.875% 6/15/18, 12/20/14*	5.00	6.45	5,820	(154,249)	(469,391)	315,142
Clear Channel Communications, Inc., 6.875% 6/15/18, 3/20/16*	5.00	11.80	3,000	(520,084)	(733,595)	213,511
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	1.39	4,650	547,224	(107,525)	654,749
Community Health Systems, Inc., 8.875%, 7/15/15, 6/20/17*	5.00	2.06	4,150	510,191	(219,607)	729,798
Freescale Semiconductor Inc., 8.05% 2/01/20, 6/20/17*	5.00	3.88	3,990	195,082	(278,379)	473,461

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00%	2.57%		$5,000	$398,521	$(96,496)	$495,017
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	2.27		5,950	678,355	(29,534)	707,889
Levi Strauss & Co., 8.875% 4/01/16, 3/20/16*	5.00	0.93		1,500	181,772	37,164	144,608
Nokia Oyj, 6.75% 2/04/19, 9/20/17*	5.00	4.83		9,390	96,214	(1,494,988)	1,591,202
NXP BV/NXP Funding LLC, 2.961%, 10/15/13, 3/20/18*	5.00	2.65	EUR	1,750	256,708	117,560	139,148
NXP BV/NXP Funding LLC, 2.961%, 10/15/13, 3/20/16*	5.00	1.45		$3,010	316,892	124,895	191,997
Virgin Media Finance PLC, 9.50% 8/15/16, 6/20/17*	5.00	2.79		4,000	368,417	47,424	320,993
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	2.79		4,500	414,470	107,897	306,573
Citibank, NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	4.00		4,150	182,658	(278,733)	461,391
CDX NAHY Series 18 5 Year Index, 6/20/17*	5.00	2.86		10,608	917,137	(141,895)	1,059,032
CDX NAHY Series 18 5 Year Index, 6/20/17*	5.00	2.86		7,071	611,310	(105,749)	717,059
CDX NAHY Series 18 5 Year Index, 6/20/17*	5.00	2.86		7,072	611,396	(90,809)	702,205
CDX-NAHY Series 17 5 Year Index, 12/20/16*	5.00	2.57		36,770	3,248,010	(3,110,678)	6,358,688
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	5.91		5,700	(189,915)	(782,758)	592,843

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
New Albertsons, Inc., 8.00% 5/01/31, 9/20/14*	5.00%	1.63%	$5,800	$273,034	$(765,004)	$1,038,038

Credit Suisse International:
American Axle & Manufacturing, Inc., 7.875%, 3/1/17, 6/20/18*	5.00	4.05	9,120	454,609	185,497	269,112
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00	1.48	15,675	1,548,965	(1,109,949)	2,658,914
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00	1.48	13,925	1,374,099	(992,933)	2,367,032
Chesapeake Energy Corp., 6.625% 8/15/20, 12/20/17*	5.00	2.65	5,000	524,628	11,210	513,418
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 6/20/18*	5.00	4.29	4,100	132,723	(36,768)	169,491
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 12/20/17*	5.00	4.75	12	179,617	112,067	67,550
Health Management Associates, Inc., 6.125% 4/15/16, 12/20/17*	5.00	2.57	2,570	281,315	150,451	130,864
Levi Strauss & Co., 7.625% 5/15/20, 12/20/17*	5.00	1.91	5,120	722,813	(45,915)	768,728
Mediacom LLC, 9.125% 8/15/19, 12/20/17*	5.00	3.23	2,500	199,304	47,849	151,455
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	1.54	3,000	300,306	(68,780)	369,086
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	0.22	4,600	58,576	36,270	22,306
United States Steel Corp., 6.65% 6/01/37, 12/20/17*	5.00	6.06	3,010	(119,749)	(243,709)	123,960
Wind Acquisition Finance S.A., 11.00% 12/01/15, 6/20/16*	5.00	3.48	7,500	380,978	252,523	128,455

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00%	3.11%		$7,835	$(730,097)	$(1,114,703)	$384,606
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.11		461	(42,936)	(81,843)	38,907
Goldman Sachs Bank USA:
CDX NAHY Series17 5 Year Index, 12/20/16*	5.00	2.57		31,488	2,781,440	(2,691,876)	5,473,316
CDX NAHY Series17 5 Year Index, 12/20/16*	5.00	2.57		33,600	2,968,000	(1,978,623)	4,946,623
CDX-NAHY Series 15 3 Year Index, 12/20/13*	5.00	3.15		26,785	474,373	(1,626,692)	2,101,065
CDX-NAIG Series 15 5 Year Index, 12/20/15*	1.00	1.07		5,600	(3,140)	(493,934)	490,794
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.11		925	(86,174)	(165,056)	78,882
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	2.36		5,250	573,134	(306,897)	880,031
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	4.45	EUR	3,870	135,498	(644,453)	779,951
J.C. Penney Co. Inc., 6.375% 10/15/36, 12/20/17*	5.00	7.29		$4,050	(328,690)	(350,954)	22,264
KB Home, 6.25% 6/15/15, 6/20/17*	5.00	2.10		6,000	727,413	(529,612)	1,257,025
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	1.51		6,000	608,111	(179,152)	787,263
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	5.81		1,300	(36,326)	(93,690)	57,364
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	5.81		1,310	(36,605)	(93,031)	56,426

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Goldman Sachs International:
American Axle & Manufacturing, Inc., 7.875%, 3/1/17, 6/20/18*	5.00%	4.05%		$6,582	$328,096	$96,946	$231,150
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.11		463	(43,110)	(77,006)	33,896
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	5.91		5,700	(189,915)	(804,650)	614,735
Owens-Illinois, Inc., 7.80% 5/15/18, 12/20/17*	5.00	1.92		3,000	423,275	244,231	179,044

JPMorgan Chase Bank, NA:
CDX NAHY Series 17 5 Year Index, 12/20/16*	5.00	2.57		33,600	2,968,000	(1,324,331)	4,292,331
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	5.91		5,676	(189,104)	(845,030)	655,926
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	5.91		6,504	(216,718)	(782,912)	566,194
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	5.91		4,613	(153,682)	(702,208)	548,526
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	5.91		4,613	(153,682)	(652,735)	499,053
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	5.91		4,613	(153,682)	(644,039)	490,357
iTraxx Europe 9 10 Year Index, 6/20/18*	3.00	4.44	EUR	3,285	(285,137)	(319,285)	34,148
Sabre Holdings Corp., 8.35% 3/15/16, 6/20/16*	5.00	2.67		$1,985	152,053	(135,405)	287,458

Morgan Stanley Capital Services LLC:
AK Steel Holding Corp., 7.625% 5/15/20, 3/20/16*	5.00	8.77		3,000	(264,354)	34,368	(298,722)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00	0.63		3,100	37,648	21,999	15,649

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX NAHY Series 18 5 Year Index, 6/20/17*	5.00%	$2.86		$44,550	$3,851,719	$(1,417,396)	$5,269,115
CDX NAHY Series 18 5 Year Index, 6/20/17*	5.00	2.86		39,600	3,423,750	(1,258,372)	4,682,122
CDX-NAHY Series 17 5 Year Index, 12/20/16*	5.00	2.57		32,064	2,832,320	(2,712,565)	5,544,885
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.11		463	(43,110)	(77,413)	34,303
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	5.91		5,470	(182,265)	(665,208)	482,943
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/18*	5.00%	2.98		5,500	554,993	408,787	146,206
NXP BV, 8.625% 10/15/13, 9/20/17*	5.00	2.36	EUR	3,720	558,682	(222,438)	781,120
UBS AG:
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 6/20/17*	5.00	3.87		$2,000	98,026	(140,353)	238,379
Levi Strauss & Co., 8.875% 4/01/16, 6/20/17*	5.00	1.66		6,690	937,705	(333,397)	1,271,102
SLM Corp. 6.25% 1/25/16, 6/20/17*	5.00	2.54		2,000	204,520	(42,313)	246,833

					$44,284,509	$(38,840,871)	$83,125,380

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2013
Barclays Capital Inc.†	581	USD	(5.25	)%*	—	$580,259
Barclays Capital Inc.†	1,901	USD	(5.25	)%*	—	1,899,032
Barclays Capital Inc.†	4,165	USD	(2.50	)%*	—	4,162,686
Barclays Capital Inc.†	4,100	USD	(2.38	)%*	—	4,089,056
Barclays Capital Inc.†	2,176	USD	(2.00	)%*	—	2,175,150
Barclays Capital Inc.†	1,263	USD	(2.00	)%*	—	1,262,579
Barclays Capital Inc.†	2,846	USD	(2.00	)%*	—	2,845,301
Barclays Capital Inc.†	871	USD	(1.75	)%*	—	870,954
Barclays Capital Inc.†	3,461	USD	(1.75	)%*	—	3,459,866
Barclays Capital Inc.†	4,926	USD	(1.63	)%*	—	4,925,041
Barclays Capital Inc.†	1,514	USD	(1.63	)%*	—	1,513,743
Barclays Capital Inc.†	568	EUR	(1.50	)%*	—	743,880
Barclays Capital Inc.†	1,759	USD	(1.25	)%*	—	1,758,261
Barclays Capital Inc.†	3,988	USD	(1.25	)%*	—	3,986,392

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2013
Barclays Capital Inc.†	1,381	USD	(1.00	)%*	—	$1,381,020
Barclays Capital Inc.†	3,355	USD	(1.00	)%*	—	3,354,191
Barclays Capital Inc.†	2,160	USD	(1.00	)%*	—	2,160,075
Barclays Capital Inc.†	4,719	USD	(1.00	)%*	—	4,717,951
Barclays Capital Inc.†	14,797	USD	(1.00	)%*	—	14,793,051
Barclays Capital Inc.†	557	USD	(0.75	)%*	—	557,087
Barclays Capital Inc.†	2,668	USD	(0.75	)%*	—	2,667,555
Barclays Capital Inc.†	2,972	USD	(0.63	)%*	—	2,971,448
Barclays Capital Inc.†	2,763	USD	(0.50	)%*	—	2,762,193
Barclays Capital Inc.†	1,776	USD	(0.25	)%*	—	1,775,901
Barclays Capital Inc.†	3,267	USD	(0.25	)%*	—	3,266,818
Barclays Capital Inc.†	8,493	USD	(0.15	)%*	—	8,492,288
Barclays Capital Inc.†	1,706	USD	(0.10	)%*	—	1,706,222
Barclays Capital Inc.†	3,978	USD	(0.10	)%*	—	3,977,934
Barclays Capital Inc.†	1,634	USD	(0.05	)%*	—	1,633,986
Barclays Capital Inc.†	4,897	USD	0.00%		—	4,896,938
Credit Suisse Securities†	400	USD	(1.75	)%*	—	399,767
Credit Suisse Securities†	2,200	USD	(1.50	)%*	—	2,197,983
Credit Suisse Securities†	3,110	USD	(1.00	)%*	—	3,108,349
Credit Suisse Securities†	4,452	USD	(1.00	)%*	—	4,451,258
Credit Suisse Securities†	4,091	USD	(0.75	)%*	—	4,090,114
Credit Suisse Securities†	832	USD	(0.70	)%*	—	831,978
Credit Suisse Securities†	1,790	USD	(0.50	)%*	—	1,789,975
Credit Suisse Securities†	786	USD	(0.50	)%*	—	785,668
Credit Suisse Securities†	7,452	USD	(0.50	)%*	—	7,451,068
Credit Suisse Securities†	8,447	EUR	(0.50	)%*	—	11,122,536
Credit Suisse Securities†	1,550	USD	(0.38	)%*	—	1,549,903
Credit Suisse Securities†	680	USD	(0.25	)%*	—	679,705
Credit Suisse Securities†	1,140	USD	(0.25	)%*	—	1,139,826
Credit Suisse Securities†	1,412	USD	(0.25	)%*	—	1,411,991
Credit Suisse Securities†	11,102	USD	(0.15	)%*	—	11,101,584
Credit Suisse Securities†	2,295	USD	(0.15	)%*	—	2,294,943
Credit Suisse Securities†	332	USD	(0.13	)%*	—	331,475
Credit Suisse Securities†	1,314	USD	0.00%		—	1,314,063
Credit Suisse Securities†	493	USD	0.00%		—	493,495
Credit Suisse Securities†	1,163	USD	0.00%		—	1,162,500
Credit Suisse Securities†	1,584	USD	0.00%		—	1,583,640
Credit Suisse Securities†	3,930	USD	0.00%		—	3,930,225
Deutsche Bank AG†	2,219	USD	(1.00	)%*	—	2,217,181
Deutsche Bank AG†	2,612	USD	(0.15	)%*	—	2,611,358
Deutsche Bank AG†	4,709	USD	(0.05	)%*	—	4,709,243
Euroclear Banks S.A.†	4,947	USD	(0.50	)%*	—	4,946,269
ING Bank Amsterdam†	844	USD	(5.88	)%*	—	843,036
ING Bank Amsterdam†	2,110	USD	(5.88	)%*	—	2,107,590
ING Bank Amsterdam†	1,250	USD	(1.38	)%*	—	1,248,880
ING Bank Amsterdam†	1,680	USD	(1.38	)%*	—	1,679,166
ING Bank Amsterdam†	1,026	USD	(1.00	)%*	—	1,025,252
ING Bank Amsterdam†	1,481	USD	(1.00	)%*	—	1,479,932
ING Bank Amsterdam†	590	USD	(1.00	)%*	—	589,928
ING Bank Amsterdam†	1,576	USD	(1.00	)%*	—	1,575,599
ING Bank Amsterdam†	4,315	USD	(0.50	)%*	—	4,314,221
ING Bank Amsterdam†	189	USD	(0.50	)%*	—	188,890
ING Bank Amsterdam†	2,837	USD	(0.38	)%*	—	2,836,866
ING Bank Amsterdam†	5,163	USD	(0.25	)%*	—	5,161,926
ING Bank Amsterdam†	1,339	USD	(0.25	)%*	—	1,338,861

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2013
ING Bank Amsterdam†	852	USD	(0.25	)%*	—	$851,523
ING Bank Amsterdam†	1,383	USD	(0.25	)%*	—	1,382,289
ING Bank Amsterdam†	7,022	USD	(0.25	)%*	—	7,021,938
ING Bank Amsterdam†	2,861	USD	0.00%		—	2,861,300
ING Bank Amsterdam†	1,291	USD	0.50%		—	1,290,858
JPMorgan Chase Bank, NA	566	USD	(0.15	)%*	5/02/13	566,233
JPMorgan Chase Bank, NA	5,649	USD	0.00%		5/01/13	5,649,375
JPMorgan Chase Bank, NA†	2,393	EUR	(0.75	)%*	—	3,150,342
JPMorgan Chase Bank, NA†	5,275	USD	(0.75	)%*	—	5,274,231
JPMorgan Chase Bank, NA†	938	USD	(0.66	)%*	—	938,000
JPMorgan Chase Bank, NA†	3,273	USD	(0.25	)%*	—	3,272,136
JPMorgan Chase Bank, NA†	2,455	USD	(0.15	)%*	—	2,454,622
JPMorgan Chase Bank, NA†	1,163	USD	0.00%		—	1,162,500
JPMorgan Chase Bank, NA†	2,355	USD	0.00%		—	2,355,000
JPMorgan Chase Bank, NA†	2,588	USD	0.00%		—	2,587,500
JPMorgan Chase Bank, NA†	4,967	USD	0.00%		—	4,966,500

						$243,267,449

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2013

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the aggregate market value of these securities amounted to $2,175,990,516 or 35.6% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $245,323,362.

(c)	Variable rate coupon, rate shown as of April 30, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2013.

(e)	Pay-In-Kind Payments (PIK).

(f)	Defaulted.

(g)	Security is in default and is non-income producing.

(h)	Illiquid security.

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2013.

(j)	Fair valued by the Adviser.

(k)	Non-income producing security.

(l)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of April 30, 2013, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Alion Science and Technology Corp., expiring 11/01/14	6/20/10	$6	$	– 0	–	0.00%
European Media Capital SA 10.00%, 2/01/15	8/18/10	536,667		520,567		0.01%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24	5/30/24	793,417		968,826		0.02%

(m)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $4,307,698.

(n)	IO – Interest Only

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

(o)	This position or a portion of this position represents an unsettled loan purchase. At April 30, 2013, the market value and unrealized gain of these unsettled loan purchases amounted to $15,448,250 and $186,414, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(p)	Restricted and illiquid security.

(q)	One contract relates to 100 shares.

(r)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of April 30, 2013, the fund’s total exposure to subprime investments was 6.00% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

CRC – Costa Rican Colon

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NGN – Nigerian Naira

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

RUB – Russian Ruble

TRY – Turkish Lira

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed

GO – General Obligation

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $5,188,940,399)	$5,627,924,549
Affiliated issuers (cost $641,098,486)	641,098,486
Cash	11,500,838
Cash held at broker	5,399,749	(a)
Foreign currencies, at value (cost $434,719)	437,824
Dividends and interest receivable	92,226,045
Unrealized appreciation of credit default swap contracts	89,567,279
Receivable for investment securities sold	37,068,167
Receivable for capital stock sold	31,589,980
Upfront premiums paid on credit default swap contracts	8,413,574
Unrealized appreciation of forward currency exchange contracts	2,744,299
Unrealized appreciation of interest rate swap contracts	2,055,746
Receivable for terminated swap contracts	148,510

Total assets	6,550,175,046

Liabilities
Payable for reverse repurchase agreements	243,267,449
Payable for investment securities purchased and foreign currency transactions	81,196,422
Upfront premiums received on credit default swap contracts	47,254,445
Unrealized depreciation of forward currency exchange contracts	16,195,194
Payable for capital stock redeemed	14,278,424
Unrealized depreciation of interest rate swap contracts	10,389,845
Cash collateral received from broker	9,383,000
Dividends payable	6,880,138
Unrealized depreciation of credit default swap contracts	6,441,899
Advisory fee payable	2,270,668
Distribution fee payable	1,868,856
Options written, at value (premiums received $2,763,600)	742,924
Payable for variation margin on centrally cleared swap contracts	168,763
Transfer Agent fee payable	108,185
Upfront premiums received on interest rate swap contracts	86,540
Payable for variation margin on futures contracts	42,783
Administrative fee payable	13,253
Accrued expenses and other liabilities	126,300

Total liabilities	440,715,088

Net Assets	$6,109,459,958

Composition of Net Assets
Capital stock, at par	$621,441
Additional paid-in capital	5,593,265,841
Distributions in excess of net investment income	(31,715,428)
Accumulated net realized gain on investment and foreign currency transactions	40,140,883
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities.	507,147,221

	$6,109,459,958

(a)	Amount represents margin requirements for centrally cleared swap contracts and open futures contracts outstanding at April 30, 2013.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,836,106,380	289,327,124	$9.80	*

B	$16,412,770	1,660,310	$9.89

C	$1,414,184,210	142,683,486	$9.91

Advisor	$1,655,208,214	168,649,883	$9.81

R	$58,991,639	6,019,623	$9.80

K	$41,202,377	4,202,514	$9.80

I	$87,354,368	8,897,970	$9.82

*	The maximum offering price per share for Class A shares was $10.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

Investment Income
Interest	$191,256,932
Dividends
Unaffiliated issuers	2,154,864
Affiliated issuers	360,670
Other fee income	509,711	$194,282,177

Expenses
Advisory fee (see Note B)	12,976,792
Distribution fee—Class A	3,921,967
Distribution fee—Class B	89,532
Distribution fee—Class C	6,509,106
Distribution fee—Class R	130,108
Distribution fee—Class K	37,236
Transfer agency—Class A	1,007,421
Transfer agency—Class B	8,292
Transfer agency—Class C	502,737
Transfer agency—Advisor Class	564,865
Transfer agency—Class R	67,656
Transfer agency—Class K	19,395
Transfer agency—Class I	7,449
Registration fees	177,363
Custodian	173,193
Printing	163,848
Audit	42,570
Directors’ fees	28,494
Administrative	28,017
Legal	20,365
Miscellaneous	62,950

Total expenses before interest expense	26,539,356
Interest expense	173,748

Total expenses		26,713,104

Net investment income		167,569,073

Realized and Unrealized Gain (Loss) on Investment and
Foreign Currency Transactions
Net realized gain on:
Investment transactions		1,264,736
Swap contracts		27,514,697
Futures contracts		2,662,192
Options written		8,734,155
Unfunded loan commitments		660,000
Foreign currency transactions		38,899,422
Net change in unrealized appreciation/depreciation of:
Investments		179,251,252
Swap contracts		34,365,504
Futures contracts		4,593,279
Options written		385,554
Unfunded loan commitments		(500,000)
Foreign currency denominated assets and liabilities		(19,742,639)

Net gain on investment and foreign currency transactions		278,088,152

Net Increase in Net Assets from Operations		$445,657,225

See notes to financial statements.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$167,569,073	$248,559,399
Net realized gain on investment and foreign currency transactions	79,735,202	36,233,219
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities.	198,352,950	295,368,624

Net increase in net assets from operations	445,657,225	580,161,242
Dividends to Shareholders from
Net investment income
Class A	(94,434,579)	(138,317,514)
Class B	(585,429)	(1,399,655)
Class C	(41,880,598)	(58,058,929)
Advisor Class	(54,959,803)	(70,246,379)
Class R	(1,779,844)	(2,223,639)
Class K	(1,053,027)	(518,188)
Class I	(2,794,790)	(3,877,986)
Capital Stock Transactions
Net increase	684,218,467	1,668,950,524

Total increase	932,387,622	1,974,469,476
Net Assets
Beginning of period	5,177,072,336	3,202,602,860

End of period (including distributions in excess of net investment income of $(31,715,428) and $(1,796,431), respectively)	$6,109,459,958	$5,177,072,336

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended April 30, 2013

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$178,007,893
Interest expense paid	(173,748)
Operating expenses paid	(26,646,831)
Purchases of long-term investments	(1,520,899,572)
Proceeds from disposition of long-term investments.	863,089,558
Purchases of short-term investments, net.	(11,232,625)
Proceeds from swap contracts, net	29,086,452
Proceeds from written options, net	11,497,755
Variation margin received on futures contracts	8,586,316
Variation margin received on centrally cleared swap contracts	157,499
Commitment fee proceeds	509,711

Net decrease in cash from operating activities		$(468,017,592)
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(69,239,025)
Subscriptions of capital stock, net	555,321,486
Decrease in reverse repurchase agreements	(57,951,787)

Net increase in cash from financing activities		428,130,674
Effect of exchange rate on cash.		40,738,635

Net increase in cash		851,717
Cash at beginning of period		16,486,694

Cash at end of period.		$17,338,411

Reconciliation of Net Decrease in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$445,657,225
Adjustments:
Increase in interest and dividends receivable	$(9,677,522)
Net accretion of bond discount and amortization of bond premium	(5,945,605)
Inflation index adjustment	(141,446)
Decrease in accrued expenses.	(107,475)
Purchases of long-term investments	(1,520,899,572)
Proceeds from disposition of long-term investments.	863,089,558
Purchases of short-term investments, net.	(11,232,625)
Proceeds from swap contracts, net	29,086,452
Proceeds from written options, net	11,497,755
Variation margin received on futures contracts	8,586,316
Variation margin received on centrally cleared swap contracts	157,499
Net realized gain on investment and foreign currency transactions	(79,735,729)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(198,352,423)

Total adjustments		(913,674,817)

Net decrease in cash from operating activities		$(468,017,592)

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the period.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (“the Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”))

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Notes to Financial Statements

or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Notes to Financial Statements

determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2013:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$3,104,729,954	$23,089,959		$3,127,819,913
Corporates – Investment Grades		– 0	–	530,762,292	4,292,500		535,054,792
Governments – Treasuries		– 0	–	452,415,113	– 0	–	452,415,113
Collateralized Mortgage Obligations		– 0	–	4,827,646	365,105,061		369,932,707
Emerging Markets – Corporate Bonds		– 0	–	209,553,211	3,936,432		213,489,643

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Notes to Financial Statements

Investments in Securities	Level 1			Level 2			Level 3		Total
Bank Loans	$	– 0	–	$	– 0	–	$205,721,457		$205,721,457
Emerging Markets – Sovereigns		– 0	–		190,100,318		– 0	–	190,100,318
Commercial Mortgage-Backed Securities		– 0	–		34,704,009		119,570,612		154,274,621
Preferred Stocks		73,061,210			14,086,475		– 0	–	87,147,685
Quasi-Sovereigns		– 0	–		77,597,699		– 0	–	77,597,699
Emerging Markets – Treasuries		– 0	–		20,035,736		43,456,227		63,491,963
Local Governments – Municipal Bonds		– 0	–		58,858,995		– 0	–	58,858,995
Governments – Sovereign Agencies		– 0	–		42,043,362		– 0	–	42,043,362
Asset-Backed Securities		– 0	–		– 0	–	19,391,455		19,391,455
Governments – Sovereign Bonds		– 0	–		2,555,919		7,754,786		10,310,705
Local Governments – Regional Bonds		– 0	–		8,854,763		– 0	–	8,854,763
Inflation-Linked Securities		– 0	–		4,109,849		– 0	–	4,109,849
Common Stocks		– 0	–		418,452		3,157,648		3,576,100
Supranationals		– 0	–		1,891,120		– 0	–	1,891,120
Options Purchased – Puts		– 0	–		1,839,649		– 0	–	1,839,649
Warrants		– 0	–		– 0	–	2,640		2,640
Short-Term Investments		641,098,486			– 0	–	– 0	–	641,098,486

Total Investments in Securities		714,159,696			4,759,384,562		795,478,777		6,269,023,035
Other Financial Instruments*:
Assets
Credit Default Swap Contracts		– 0	–		89,567,279		– 0	–	89,567,279
Interest Rate Swap Contracts		– 0	–		2,055,746		– 0	–	2,055,746
Centrally Cleared Swaps		– 0	–		38,308		– 0	–	38,308 †
Futures Contracts		4,906,460			– 0	–	– 0	–	4,906,460 †
Forward Currency Exchange Contracts		– 0	–		2,744,299		– 0	–	2,744,299
Liabilities
Credit Default Swap Contracts		– 0	–		(6,441,899)		– 0	–	(6,441,899)
Interest Rate Swap Contracts		– 0	–		(10,389,845)		– 0	–	(10,389,845)
Centrally Cleared Swaps		– 0	–		(49,572)		– 0	–	(49,572)†
Forward Currency Exchange Contracts		– 0	–		(16,195,194)		– 0	–	(16,195,194)
Written Options		– 0	–		(742,924)		– 0	–	(742,924)

Total^		$719,066,156			$4,819,970,760		$795,478,777		$6,334,515,693

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation is reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grades		Corporates - Investment Grades		Governments - Treasuries			Collateralized Mortgage Obligations
Balance as of 10/31/12	$17,693,002		$ – 0	–		$7,878,843		$213,219,647
Accrued discounts/ (premiums)	315,120		919			– 0	–	1,885,844
Realized gain (loss)	(2,169,462)		– 0	–		– 0	–	2,757,468
Change in unrealized appreciation/depreciation	5,606,169		422,956			– 0	–	20,141,318
Purchases	7,569,394		3,868,625			– 0	–	156,278,810
Sales	(3,158,744)		– 0	–		– 0	–	(26,224,052)
Reclassification	– 0	–	– 0	–		– 0	–	1,416,389
Transfers into level 3	1,389,500		– 0	–		– 0	–	– 0	–
Transfers out of level 3	(4,155,020)		– 0	–		(7,878,843)		(4,370,363)

Balance as of 4/30/13	$23,089,959		$4,292,500		$	– 0	–	$365,105,061

Net change in unrealized appreciation/depreciation from investments held as of 4/30/13	$3,086,098		$422,956		$	– 0	–	$23,854,554

	Emerging Markets - Corporate Bonds		Bank Loans		Commercial Mortgage- Backed Securities			Emerging Markets - Treasuries
Balance as of 10/31/12	$3,432,307		$128,440,221			$123,987,744		$34,268,410
Accrued discounts/ (premiums)	(10,842)		724,640			636,630		(97,421)
Realized gain (loss)	– 0	–	615,714			3,893,639		428,157
Change in unrealized appreciation/depreciation	13,190		3,595,519			4,381,187		1,010,805
Purchases	– 0	–	143,951,919			16,912,037		15,950,084
Sales	– 0	–	(71,606,556)			(18,505,680)		(8,103,808)
Reclassification	– 0	–	– 0	–		(1,416,389)		– 0	–
Transfers into level 3	501,777		– 0	–		11,345,430		– 0	–
Transfers out of level 3	– 0	–	– 0	–		(21,663,986)		– 0	–

Balance as of 4/30/13	$3,936,432		$205,721,457			$119,570,612		$43,456,227

Net change in unrealized appreciation/depreciation from investments held as of 4/30/13	$13,190		$4,274,730			$7,132,868		$940,048

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Notes to Financial Statements

	Asset-Backed Securities		Governments - Sovereign Bonds			Common Stocks			Supranationals
Balance as of 10/31/12	$30,596,312			$4,965,811			$1,408,267			$8,381,298
Accrued discounts/ (premiums)	250,754			102,048			– 0	–		202,243
Realized gain (loss)	1,837,098			– 0	–		(230,000)			(650,920)
Change in unrealized appreciation/depreciation	293,546			165,956			(564,844)			579,774
Purchases	– 0	–		– 0	–		3,026,099			– 0	–
Sales	(13,586,255)			– 0	–		(2,205)			(8,512,395)
Reclassification	– 0	–		– 0	–		– 0	–		– 0	–
Transfers into level 3	– 0	–		2,520,971			– 0	–		– 0	–
Transfers out of level 3	– 0	–		– 0	–		(479,669)			– 0	–

Balance as of 4/30/13	$19,391,455			$7,754,786			$3,157,648		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/13	$931,367			$165,956			$(793,674)		$	– 0	–

	Warrants		Short-Term Investments			Unfunded Loan Commitments			Total
Balance as of 10/31/12	$ – 0	–		$6,785,829			$(160,000)			$580,897,691
Accrued discounts/ (premiums)	– 0	–		(2,536)			– 0	–		4,007,399
Realized gain (loss)	– 0	–		(801,824)			660,000			6,339,870
Change in unrealized appreciation/depreciation	2,640			853,055			(500,000)			36,001,271
Purchases	– 0	–		– 0	–		– 0	–		347,556,968
Sales	– 0	–		(6,834,524)			– 0	–		(156,534,219)
Reclassification	– 0	–		– 0	–		– 0	–		– 0	–
Transfers into level 3	– 0	–		– 0	–		– 0	–		15,757,678
Transfers out of level 3	– 0	–		– 0	–		– 0	–		(38,547,881)

Balance as of 4/30/13+	$2,640		$	– 0	–	$	– 0	–		$795,478,777	**

Net change in unrealized appreciation/depreciation from investments held as of 4/30/13	$2,640		$	– 0	–	$	– 0	–		$40,030,733

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at April 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/2013		Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$19,391,455		Third Party Vendor	Evaluated Quotes	$63.48-$90.16/ $75.62
Bank Loans	$205,721,457		Third Party Vendor	Evaluated Quotes	$82.97-$132.44/ $100.83
Collateralized Mortgage Obligations	$365,105,061		Third Party Vendor	Evaluated Quotes	$24.06-$192.67/ $85.37
Commercial Mortgage- Backed Securities	$119,570,612		Third Party Vendor	Evaluated Quotes	$91.69-$115.33/ $105.68
Common Stocks	$1		Qualitative Assessment		$0.00/ N/A
	$2,600,248		Iindicative Market Quotations	Broker Quote	$3.00-$1,300/ $157.98
	$557,399		Modeling Tool		$3,628.47-$30,875/ $23,248.30
Corporates - Investment Grades	$4,292,500		Third Party Vendor	Evaluated Quotes	$101.00/ N/A
Corporates - Non-Investment Grades	$23,089,959		Third Party Vendor	Evaluated Quotes	$3.05-$109.50/ $93.04
	– 0	–	Qualitative Assessment		$0.00/ N/A
Emerging Markets - Corporate Bonds	$3,415,865		Third Party Vendor	Evaluated Quotes	$106.75/ N/A
	$520,567		Third Party Vendor	Evaluated Quotes	$97.00/ N/A
Emerging Markets - Treasuries	$43,456,227		Indicative Market Quotations	Broker Quote	$0.01-$3.06/ $1.39
Governments - Sovereign Bonds	$7,754,786		Indicative Market Quotations	Broker Quote	$0.70/ N/A
Warrants	$2,640		Qualitative Assessment		$0.00-$0.22/ $0.22

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the daily average net assets for Class A,

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2013, such fee amounted to $28,017.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $715,090 for the six months ended April 30, 2013.

For the six months ended April 30, 2013, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $260,952 from the sale of Class A shares and received $37,941, $648 and $108,424 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
$ 623,031	$819,794	$801,727	$641,098	$361

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Notes to Financial Statements

Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,878,307, $9,306,852, $216,448 and $83,766 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,493,069,916	$842,625,877
U.S. government securities	53,712,536	61,159,623

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options, futures and swap contracts) are as follows:

Gross unrealized appreciation	$474,476,983
Gross unrealized depreciation	(35,492,833)

Net unrealized appreciation	$438,984,150

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2013, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Notes to Financial Statements

counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2013, the Fund held futures contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2013, the Fund held purchased options for hedging purposes.

During the six months ended April 30, 2013, the Fund held written options for hedging purposes.

During the six months ended April 30, 2013, the Fund held written swaptions for hedging purposes.

For the six months ended April 30, 2013, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/12	– 0	–	$	– 0	–
Options written	4,636,151,000			827,860
Options expired	(94,170,000)			(418,061)
Options bought back	(4,541,981,000)			(409,799)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 4/30/13	– 0	–	$	– 0	–

For the six months ended April 30, 2013, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/12	$300,300,000		$4,503,560
Swaptions written	534,460,000		8,863,853
Swaptions expired	(693,760,000)		(10,603,813)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/13	$141,000,000		$2,763,600

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Notes to Financial Statements

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate

102	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2013, the Fund held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended April 30, 2013, the Fund held credit default swaps contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Notes to Financial Statements

the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At April 30, 2013 the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $771,057,599 with net unrealized appreciation of $88,892,075 and terms ranging from 3 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2013 the Fund had OTC derivatives with contingent features in liability positions in the amount of $10,518,826. The fair value of assets pledged as collateral by the Fund for such derivatives was $2,535,422 at April 30, 2013. If a trigger event had occurred at April 30, 2013, for those derivatives in a net liability position, $8,568,278 would be required to be posted by the Fund.

Centrally Cleared Swaps:

At the time the Fund enters into a centrally cleared swap contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

104	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swap contracts is generally less than privately negotiated swap contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap contract, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended April 30, 2013, the Fund held centrally cleared swaps for hedging purposes.

At April 30, 2013 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$2,055,746		Unrealized depreciation of interest rate swap contracts	$10,389,845
Interest rate contracts	Receivable for variation margin on futures contracts	4,906,460	*	Payable for variation margin on futures contracts	– 0	–
Interest rate contracts	Receivable for variation margin on centrally cleared swap contracts	38,308	*	Payable for variation margin on centrally cleared swap contracts	49,572	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	2,744,299		Unrealized depreciation of forward currency exchange contracts	16,195,194

Credit contracts	Unrealized appreciation of credit default swap contracts	89,567,279		Unrealized depreciation of credit default swap contracts	6,441,899

Credit contracts				Options written, at value	742,924

Equity contracts	Investment in securities, at value	1,839,649

Total		$101,151,741			$33,819,434

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(4,761,415)		$(4,074,107)

Interest rate contracts	Net realized gain/(loss) on centrally cleared swap contracts; Net change in unrealized appreciation/ depreciation of centrally cleared swap contracts	– 0	–	(11,264)

Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	2,662,192		4,593,279

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	42,602,201		(19,394,743)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(1,611,069)		641,436

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,869,658)		– 0	–

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	32,276,639		38,450,875

106	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	$10,603,813	$385,554

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(9,015,984)	(1,695,557)

Total		$70,886,719	$18,895,473

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

The following table represents the volume of the Fund’s derivative transactions during six month period ended April 30, 2013:

Centrally Cleared Swap Contracts:
Average monthly notional amount	$116,266,975	(a)

Credit Default Swap Contracts:
Average notional amount of buy contracts	$61,488,478
Average notional amount of sale contracts	$740,702,140

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$245,295,686
Average principal amount of sale contracts	$899,985,443

Futures Contracts:
Average original value of buy contracts	$1,529,194,491

Interest Rate Swap Contracts:
Average monthly notional amount	$2,187,254,399

Purchased Options Contracts:
Average monthly cost.	$5,261,496

(a)	Positions were open one month during the year

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

Notes to Financial Statements

the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2013, the average amount of reverse repurchase agreements outstanding was $249,757,223 and the daily weighted average interest rate was (0.87)%. During the period, the Fund received net interest payments from counterparties.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 31, 2013, the Fund had no unfunded loan commitments outstanding.

108	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

As of April 31, 2013, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Constellation Brands, Inc., LIBOR + 4.75%, 12/30/13	$18,500,000	$	– 0	–
Nielsen Finance LLC, LIBOR, 2/24/14	18,500,000		– 0	–

During the six months ended April 30, 2013, the Fund received commitment fees or additional funding fees in the amount of $509,711.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	67,441,581	135,285,095	$644,905,317	$1,216,168,324

Shares issued in reinvestment of dividends	6,540,747	9,805,470	62,600,701	88,119,259

Shares converted from Class B	374,641	985,464	3,581,911	8,878,195

Shares redeemed	(47,767,740)	(76,519,242)	(456,328,757)	(683,753,022)

Net increase	26,589,229	69,556,787	$254,759,172	$629,412,756

Class B
Shares sold	107,185	365,162	$1,034,678	$3,299,939

Shares issued in reinvestment of dividends	43,524	102,254	419,558	922,313

Shares converted to Class A	(371,460)	(977,693)	(3,581,911)	(8,878,195)

Shares redeemed	(189,960)	(394,723)	(1,831,318)	(3,553,747)

Net decrease	(410,711)	(905,000)	$(3,958,993)	$(8,209,690)

Class C
Shares sold	23,588,933	52,367,695	$228,271,495	$476,643,909

Shares issued in reinvestment of dividends	2,641,249	3,823,977	25,562,099	34,759,031

Shares redeemed	(11,540,977)	(14,320,701)	(111,796,367)	(129,706,944)

Net increase	14,689,205	41,870,971	$142,037,227	$381,695,996

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Advisor Class
Shares sold	58,639,189	107,270,861	$561,797,101	$965,716,394

Shares issued in reinvestment of dividends	3,746,879	4,981,137	35,920,029	44,976,426

Shares redeemed	(37,099,254)	(44,725,560)	(354,497,096)	(403,346,363)

Net increase	25,286,814	67,526,438	$243,220,034	$607,346,457

Class R
Shares sold	1,871,626	3,387,590	$17,900,003	$30,338,074

Shares issued in reinvestment of dividends	191,661	241,140	1,834,177	2,173,873

Shares redeemed	(1,014,118)	(1,056,746)	(9,704,341)	(9,533,688)

Net increase	1,049,169	2,571,984	$10,029,839	$22,978,259

Class K
Shares sold	2,371,852	1,641,227	$22,704,875	$15,068,304

Shares issued in reinvestment of dividends	112,366	54,442	1,078,119	493,884

Shares redeemed	(323,930)	(129,861)	(3,101,213)	(1,163,855)

Net increase	2,160,288	1,565,808	$20,681,781	$14,398,333

Class I
Shares sold	2,387,851	4,449,579	$22,943,385	$40,330,727

Shares issued in reinvestment of dividends	279,607	391,634	2,681,939	3,534,679

Shares redeemed	(859,213)	(2,512,621)	(8,175,917)	(22,536,993)

Net increase	1,808,245	2,328,592	$17,449,407	$21,328,413

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

110	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$274,642,290	$217,795,270

Total taxable distributions paid	$274,642,290	$217,795,270

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,210,447
Accumulated capital and other losses	(45,225,234	)(a)
Unrealized appreciation/(depreciation)	296,180,556	(b)

Total accumulated earnings/(deficit)	$278,165,769	(c)

(a)	As of October 31, 2012, the Fund had a net capital loss carryforward of $39,150,703. During the fiscal year, the Fund utilized $12,482,459 of capital loss carryforwards to offset current year net realized gains. As of October 31, 2012, the cumulative deferred loss on straddles was $6,074,531.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the tax treatment of interest on defaulted securities, the tax treatment of upfront fees, and dividends payable.

112	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85		$ 9.02

Income From Investment Operations
Net investment income(a)	.29		.56		.64	(b)	.69	(b)	.67	(b)	.61	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47		.70		(.44)		.96		2.44		(2.87)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.76		1.26		.20		1.65		3.11		(2.26)

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.61)		(.66)		(.70)		(.69)		(.68)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		(.23)

Total dividends and distributions	(.34)		(.61)		(.66)		(.70)		(.72)		(.91)

Net asset value, end of period	$ 9.80		$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85

Total Return
Total investment return based on net asset value(d)	8.28%		15.03	%*	2.48	%*	20.85	%*	57.11	%*	(27.49	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,836,106		$2,464,634		$1,686,591		$1,326,974		$780,222		$450,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88	%(f)	.91%		.95%		.99	%**	.99%		1.03	%**
Expenses, before waivers/reimbursements(e)	.88	%(f)	.91%		.96%		1.04	%**	1.13%		1.13	%**
Net investment income	6.14	%(f)	6.22%		7.05	%(b)	7.93	%(b) **	10.13	%(b)	7.65	%(b) **
Portfolio turnover rate	17%		42%		29%		26%		46%		74%

See footnote summary on page 121.

114	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 9.46		$ 8.80		$ 9.26		$ 8.31		$ 5.90		$ 9.09

Income From Investment Operations
Net investment income(a)	.26		.50	(b)	.57	(b)	.63	(b)	.62	(b)	.55	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		.71		(.43)		.96		2.46		(2.89)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.74		1.21		.14		1.59		3.08		(2.34)

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.55)		(.60)		(.64)		(.64)		(.62)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		(.23)

Total dividends and distributions	(.31)		(.55)		(.60)		(.64)		(.67)		(.85)

Net asset value, end of period	$ 9.89		$ 9.46		$ 8.80		$ 9.26		$ 8.31		$ 5.90

Total Return
Total investment return based on net asset value(d)	7.95%		14.26	%*	1.75	%*	19.86	%*	55.89	%*	(28.03	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,413		$19,591		$26,192		$40,092		$52,041		$54,724
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.59	%(f)	1.64%		1.65%		1.70	%**	1.68%		1.74	%**
Expenses, before waivers/reimbursements(e)	1.59	%(f)	1.64%		1.69%		1.78	%**	1.88%		1.86	%**
Net investment income	5.39	%(f)	5.51	%(b)	6.28	%(b)	7.25	%(b) **	9.46	%(b)	6.83	%(b)**
Portfolio turnover rate	17%		42%		29%		26%		46%		74%

See footnote summary on page 121.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 9.48		$ 8.83		$ 9.29		$ 8.33		$ 5.92		$ 9.11

Income From Investment Operations
Net investment income(a)	.26		.49		.57	(b)	.62	(b)	.62	(b)	.55	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		.71		(.44)		.97		2.46		(2.89)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.74		1.20		.13		1.59		3.08		(2.34)

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.55)		(.59)		(.63)		(.64)		(.62)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		(.23)

Total dividends and distributions	(.31)		(.55)		(.59)		(.63)		(.67)		(.85)

Net asset value, end of period	$ 9.91		$ 9.48		$ 8.83		$ 9.29		$ 8.33		$ 5.92

Total Return
Total investment return based on net asset value(d)	7.93%		14.05	%*	1.73	%*	19.88	%*	55.68	%*	(27.95	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,414,184		$1,213,954		$760,234		$541,386		$222,632		$112,508
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e) .	1.57	%(f)	1.61%		1.65%		1.69	%**	1.69%		1.75	%**
Expenses, before waivers/reimbursements(e) .	1.57	%(f)	1.61%		1.66%		1.73	%**	1.83%		1.84	%**
Net investment income	5.36	%(f)	5.42%		6.25	%(b)	7.08	%(b) **	9.27	%(b)	6.82	%(b) **
Portfolio turnover rate	17%		42%		29%		26%		46%		74%

See	footnote summary on page 121.

116	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,								January 28, 2008(g) to October 31, 2008
			2012		2011		2010		2009

Net asset value, beginning of period	$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.86		$ 8.52

Income From Investment Operations
Net investment income(a)	.31		.58		.66	(b)	.71	(b)	.72	(b)	.52	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47		.71		(.43)		.97		2.41		(2.69)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.78		1.29		.23		1.68		3.13		(2.17)

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.64)		(.69)		(.73)		(.71)		(.49)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.36)		(.64)		(.69)		(.73)		(.74)		(.49)

Net asset value, end of period	$ 9.81		$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.86

Total Return
Total investment return based on net asset value(d)	8.44%		15.37	%*	2.79	%*	21.22	%*	57.57	%*	(26.77	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 1,655,208		$ 1,346,510		$ 662,874		$ 385,380		$ 76,843		$ 6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58	%(f)	.60%		.65%		.68	%**	.72%		.69	%(f) **
Expenses, before waivers/ reimbursements(e)	.58	%(f)	.60%		.66%		.73	%**	.83%		.80	%(f) **
Net investment income	6.42	%(f)	6.46%		7.34	%(b)	8.12	%(b) **	10.07	%(b)	8.16	%(b)(f)**
Portfolio turnover rate	17%		42%		29%		26%		46%		74%

See footnote summary on page 121.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,								January 28, 2008(g) to October 31, 2008
			2012		2011		2010		2009

Net asset value, beginning of period	$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(a)	.27		.53	(b)	.62	(b)	.67	(b)	.67	(b)	.46	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		.71		(.44)		.96		2.43		(2.66)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.75		1.24		.18		1.63		3.10		(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.59)		(.64)		(.68)		(.68)		(.47)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.33)		(.59)		(.64)		(.68)		(.71)		(.47)

Net asset value, end of period	$ 9.80		$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85

Total Return
Total investment return based on net asset value(d)	8.08%		14.66	%*	2.29	%*	20.62	%*	56.83	%*	(27.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,992		$46,615		$20,935		$13,250		$3,754		$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.26	%(f)	1.24%		1.15%		1.18	%**	1.19%		1.18	%(f)**
Expenses, before waivers/reimbursements(e)	1.26	%(f)	1.26%		1.28%		1.37	%**	1.36%		1.43	%(f)**
Net investment income	5.77	%(f)	5.87	%(b)	6.87	%(b)	7.70	%(b) **	9.86	%(b)	7.62	%(b)(f)**
Portfolio turnover rate	17%		42%		29%		26%		46%		74%

See footnote summary on page 121.

118	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,								January 28, 2008(g) to October 31, 2008
			2012		2011		2010		2009

Net asset value, beginning of period	$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(a)	.29		.55	(b)	.64	(b)	.69	(b)	.68	(b)	.47	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47		.71		(.44)		.96		2.44		(2.66)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.76		1.26		.20		1.65		3.12		(2.19)

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.61)		(.66)		(.70)		(.70)		(.48)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.34)		(.61)		(.66)		(.70)		(.73)		(.48)

Net asset value, end of period	$ 9.80		$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85

Total Return
Total investment return based on net asset value(d)	8.29%		15.02	%*	2.55	%*	20.94	%*	57.24	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,202		$19,161		$4,159		$1,624		$1,328		$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88	%(f)	.91%		.90%		.95	%**	.94%		.93	%(f)**
Expenses, before waivers/reimbursements(e)	.88	%(f)	.93%		1.01%		1.08	%**	1.10%		1.12	%(f)**
Net investment income	6.12	%(f)	6.09	%(b)	7.13	%(b)	8.04	%(b)**	10.18	%(b)	8.01	%(b)(f)**
Portfolio turnover rate	17%		42%		29%		26%		46%		74%

See footnote summary on page 121.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,								January 28, 2008(g) to October 31, 2008
			2012		2011		2010		2009

Net asset value, beginning of period	$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(a)	.31		.59		.66		.71	(b)	.70	(b)	.49	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		.71		(.43)		.97		2.44		(2.67)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.79		1.30		.23		1.68		3.14		(2.18)

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.65)		(.69)		(.73)		(.71)		(.49)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.36)		(.65)		(.69)		(.73)		(.74)		(.49)

Net asset value, end of period	$ 9.82		$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.85

Total Return
Total investment return based on net asset value(d)	8.58%		15.42	%*	2.81	%*	21.23	%*	57.79	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,354		$66,608		$41,617		$17,272		$306		$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.52	%(f)	.56%		.63%		.67	%**	.69%		.69	%(f)**
Expenses, before waivers/reimbursements(e)	.52	%(f)	.56%		.63%		.72	%**	.72%		.79	%(f)**
Net investment income	6.45	%(f)	6.55%		7.36%		8.03	%(b)**	10.45	%(b)	8.09	%(b)(f)**
Portfolio turnover rate	17%		42%		29%		26%		46%		74%

See footnote summary on page 121.

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010		2009	2008

Class A
Net of waivers/reimbursements	.87	%(f)	.90%	.95%	.95	%**	.95%	1.03	%**
Before waivers/reimbursements	.87	%(f)	.90%	.96%	1.00	%**	1.09%	1.07	%**
Class B
Net of waivers/reimbursements	1.58	%(f)	1.64%	1.65%	1.65	%**	1.65%	1.74	%**
Before waivers/reimbursements	1.58	%(f)	1.64%	1.69%	1.73	%**	1.85%	1.80	%**
Class C
Net of waivers/reimbursements	1.57	%(f)	1.60%	1.65%	1.65	%**	1.65%	1.75	%**
Before waivers/reimbursements	1.57	%(f)	1.60%	1.66%	1.69	%**	1.79%	1.77	%**
Advisor Class
Net of waivers/reimbursements	.57	%(f)	.60%	.65%	.65	%**	.65%	.69	%(f)**
Before waivers/reimbursements	.57	%(f)	.60%	.66%	.70	%**	.76%	.76	%(f)**
Class R
Net of waivers/reimbursements	1.25	%(f)	1.24%	1.15%	1.15	%**	1.15%	1.18	%(f)**
Before waivers/reimbursements	1.25	%(f)	1.26%	1.28%	1.34	%**	1.32%	1.40	%(f)**
Class K
Net of waivers/reimbursements	.87	%(f)	.91%	.90%	.90	%**	.90%	.93	%(f)**
Before waivers/reimbursements	.87	%(f)	.93%	1.01%	1.03	%**	1.06%	1.09	%(f)**
Class I
Net of waivers/reimbursements	.51	%(f)	.56%	.63%	.65	%**	.65%	.69	%(f)**
Before waivers/reimbursements	.51	%(f)	.56%	.63%	.71	%**	.68%	.75	%(f)**

(f)	Annualized.

(g)	Commencement of distribution.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008 by .06%, .03%, .15%, .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

122	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

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profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar fund selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for various periods ended July 31, 2012, and information prepared by the Adviser showing performance of the Class A Shares as compared with the Fund’s composite index (composed of equal weightings of the JP Morgan Emerging Markets Bond Index Global (JPM EMBI Global Index), the JP Morgan Government Bond Index—Emerging Markets and the Barclays Capital US High Yield 2% Issuer Capped Index (BC US HY 2% Issuer Capped Index)), for the 1-, 3-, 5- and 10-year periods ended September 30, 2012 and (in the case of comparisons with the JPM EMBI Global Index and the BC US HY 2% Issuer Capped Index) the period since inception (February 1994 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Fund outperformed the composite index in all periods. With respect to the individual indices the Fund lagged the JPM EMBI Global Index and the BC US HY 2% Issuer Capped Index in the 1-year period, but outperformed all three indices in all other periods. The directors also noted the changes to the Fund’s investment policies approved in August 2007 and a name change to AllianceBernstein High Income Fund, Inc. from AllianceBernstein Emerging Market Debt Fund, Inc., all effective upon the January 2008 acquisitions of all the assets and liabilities of each of AllianceBernstein Bond Fund, Inc.—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Based on their review, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	125

relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher rate than the Fund’s starting rate, but had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, the contractual effective advisory fee rate of 47.5 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s

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current effective advisory fee rate had been reduced by the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	127

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein High Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

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arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2012.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2012 Net Assets ($MM)
High Income Fund, Inc.	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$5,005.0

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $77,856 (0.001% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	129

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period: 6

Fund	Total Expense Ratio[7]					Fiscal Year
		Net[8]		Gross
High Income Fund, Inc.[9]	Advisor Class A Class B Class C Class R Class K Class I	0.61 0.92 1.64 1.62 1.21 0.94 0.57	% % % % % % %	0.61 0.92 1.66 1.62 1.27 0.97 0.57	% % % % % % %	October 31 (ratios as of April 30, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	Expense ratios net of waivers and reimbursements.

9	The Fund’s expense ratios shown exclude interest expenses of less than 0.01% for all share classes.

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raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets.11

Fund	Net Assets 9/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Income Fund, Inc.	$5,005.0	Global High Yield Schedule 55 bp on 1st $50 million 35 bp on the balance Minimum Account Size: $50 m	0.352%	0.475%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
High Income Fund, Inc.	Global High Yield Class A	1.70% on 1st $5 billion 1.50% on the balance

	Class I (Institutional)	1.15% on 1st $5 billion 0.95% on the balance

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	131

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

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Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.500	0.577	4/18

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc. [18]	0.948	0.981	8/18	1.072	14/84

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Most recently completed fiscal year Class A share total expense ratio.

18	The Fund’s expense ratio, as reported by Lipper, is slightly above or below the Fund’s expense cap due to rounding differences.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	133

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $470,165, $12,073,917 and $231,873 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,046,139 in net fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

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An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	135

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings22 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2012.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.
1 year	6.62	6.71	6.62	11/18	48/95
3 year	15.51	13.44	12.88	2/18	4/86
5 year	10.55	8.45	7.54	1/16	1/77
10 year	14.58	9.78	9.10	1/16	1/61

22	The performance returns and rankings of the Fund are for the Fund’ Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

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Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmarks.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 27

	Periods Ending July 31, 2012
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.	6.62	15.52	10.56	14.58	11.52	12.07	1.03	5
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	6.41	12.32	9.26	11.69	N/A	9.55	1.01	5
JP Morgan EMBI Global Index	13.14	13.81	10.50	12.70	11.09	N/A	N/A	N/A
JP Morgan GBI EM Index	-2.12	8.15	6.91	11.13	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	8.00	14.68	9.81	10.79	7.65	N/A	N/A	N/A
Inception Date: February 25, 1994

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2012.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	137

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

138	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	139

AllianceBernstein Family of Funds

NOTES

140	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0413

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 21, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	June 21, 2013